UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09999

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 2

(This Form N-CSR relates solely to the Registrant’s PGIM Quant Solutions Emerging Markets Equity Fund and PGIM Quant Solutions International Developed Markets Index Fund (each a “Fund” and collectively the “Funds”))

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2023

Date of reporting period:	10/31/2023

Item 1 – Reports to Stockholders

PGIM QUANT SOLUTIONS EMERGING MARKETS EQUITY FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions Emerging Markets Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Quant Solutions Emerging Markets Equity Fund

December 15, 2023

PGIM Quant Solutions Emerging Markets Equity Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23
	One Year (%)	Five Years (%)	Since Inception (%)

Fund	13.37	1.50	3.31 (11/29/2016)

MSCI Emerging Markets Index

	10.80	1.59	3.34

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided for less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the MSCI Emerging Markets Index by portraying the initial account values at the commencement of operations of the Fund (November 29, 2016) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

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Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

PGIM Quant Solutions Emerging Markets Equity Fund    5

Your Fund’s Performance (continued)

Presentation of Fund Holdings as of 10/31/23

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	Taiwan	6.5%

Tencent Holdings Ltd.	Interactive Media & Services	China	3.9%

Alibaba Group Holding Ltd.	Broadline Retail	China	3.3%

Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	3.1%

PDD Holdings, Inc., ADR	Broadline Retail	China	1.6%

China Construction Bank Corp. (Class H Stock)	Banks	China	1.5%

NetEase, Inc., ADR	Entertainment	China	1.3%

Meituan (Class B Stock), 144A	Hotels, Restaurants & Leisure	China	1.2%

Petroleo Brasileiro SA (PRFC)	Oil, Gas & Consumable Fuels	Brazil	1.2%

BYD Co. Ltd. (Class H Stock)	Automobiles	China	1.0%

Holdings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Quant Solutions Emerging Markets Equity Fund’s Class R6 shares returned 13.37% in the 12-month reporting period that ended October 31, 2023, outperforming the 10.80% return of the MSCI Emerging Markets Index (the Index).

What were the market conditions?

●

Investors remained cautious during the reporting period despite generally decreasing inflationary pressures and moderating fears of a global economic recession. Persistent geopolitical pressures, particularly the Russia-Ukraine war and its corollaries, softening Chinese economic data, and the potential paradigm shift as Russia and China forge economic alliances, did little to quell investor concerns.

●

PGIM Quantitative Solutions’ model performed relatively well throughout this period of heightened volatility. For the year-over-year period, value was the predominant driver of outperformance, with top-down measures also providing a strong, positive contribution to returns relative to the Index.

What worked?

Several positions bolstered the Fund’s returns relative to the Index during the reporting period, including:

●	A tilt toward information technology in Taiwan.

●	A tilt toward financials in South Korea, the United Arab Emirates, and Turkey.

●	Favoring reasonable priced financials across Korea, China, Turkey, and Brazil.

●	A tilt away from expensive material names in South Korea.

●	A broad tilt away from utilities.

●	A tilt toward high-quality information technology names in Taiwan.

What didn’t work?

Positions detracting materially from the Fund’s relative returns included:

●	Issue selection in Chinese real estate.

●	A tilt towards communication services.

●	A tilt towards information technology names.

●	A tilt away from consumer discretionary names in India.

●	Slight detractors included:

●	Favoring fast-growth materials and communication services names.

●	A tilt toward inexpensive material names.

Did the Fund use derivatives?

The Fund held fully collateralized index futures during the reporting period that were used for cash management purposes. They had a negligible impact on performance.

PGIM Quant Solutions Emerging Markets Equity Fund    7

Strategy and Performance Overview* (continued)

Current outlook

●

Global economic activity remained resilient through the third quarter of 2023 despite considerable monetary tightening by global central banks over the past 18 months and the consequent speculation earlier this year that a US recession could be imminent.

●	Global equity markets delivered mixed performance for much of the third quarter of 2023, with US stocks pulling back modestly despite better-than-expected corporate quarterly results.

●

While sector composition often explains much of the difference in valuation between the US and the rest of the world, the subadviser believes US stocks appear relatively expensive, even after accounting for composition effects.

●

Strong labor demand in the US has provided a buffer to household incomes and supported private consumption, while fiscal stimulus continues to boost the economy. The most likely economic scenario is one of modest US growth in late 2023 and into 2024, with a lower risk of recession in the near term.

●

Europe’s post-pandemic recovery has already faded, with second-quarter GDP growth just barely positive in the Eurozone, UK, and Switzerland. The risks of a European recession are significant. Available hard data for the third quarter of 2023 are mixed, while soft data appear bleak.

●

In contrast to Europe and China, the subadviser believes Japan is a relative bright spot, helped by a more supportive central bank. The Japanese economy remains underpinned by solid consumption and business spending.

●

Growth is likely to remain weak in China, barring significant measures by the government to jump-start the economy. Consumption spending and industrial activity remain anemic, while the real estate sector continues to struggle.

●

Central banks are making progress in their fight against inflation. US headline inflation remains driven by geopolitics and supply cuts implemented by the OPEC+ group of petroleum producing nations, but core inflation has declined from its peak. Eurozone core inflation has moderated slightly from recent highs.

●

Although their hiking cycles appear to be ending, the US Federal Reserve and European Central Bank are likely to keep monetary policy tight until they have more confidence that they can reach their inflation goals.

●	While other central banks have raised interest rates, the Bank of Japan has kept rates low and is just beginning to allow more flexibility in its yield curve control program.

●	While the People’s Bank of China continued to cut interest rates marginally in the third quarter of 2023, it is still holding back from a “bazooka” stimulus to restart the economy.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

PGIM Quant Solutions Emerging Markets Equity Fund    9

Fees and Expenses (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Quant Solutions Emerging Markets Equity Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$ 977.90	1.22%	$6.08

	Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 98.1%

COMMON STOCKS 94.6%

Brazil 4.3%

B3 SA - Brasil Bolsa Balcao	127,500	$281,970
Banco Bradesco SA	8,801	21,384
Banco do Brasil SA	31,300	300,289
BB Seguridade Participacoes SA	4,600	27,992
Centrais Eletricas Brasileiras SA	6,800	46,801
Cia Siderurgica Nacional SA	3,600	8,418
CPFL Energia SA	31,000	206,042
Engie Brasil Energia SA	1,100	8,607
Petroleo Brasileiro SA	20,700	155,196
Suzano SA	4,300	44,043
Telefonica Brasil SA	2,900	25,976
TIM SA	4,000	12,051
Vale SA	26,232	359,160
Vibra Energia SA	6,500	25,553

		1,523,482

Chile 0.3%

Cia Sud Americana de Vapores SA	89,544	4,972
Empresas CMPC SA	6,270	11,213
Enel Chile SA	1,474,956	87,300

		103,485

China 30.4%

3SBio, Inc., 144A*	246,000	218,852
Agricultural Bank of China Ltd. (Class H Stock)	161,000	59,466
Alibaba Group Holding Ltd.*	113,300	1,166,432
Aluminum Corp. of China Ltd. (Class H Stock)	24,000	12,838
ANTA Sports Products Ltd.	11,000	124,404
AviChina Industry & Technology Co. Ltd. (Class H Stock)	16,000	7,251
Baidu, Inc., ADR*	3,400	357,000
Baidu, Inc. (Class A Stock)*	1,300	17,067
Bank of Beijing Co. Ltd. (Class A Stock)	89,000	55,308
Bank of Changsha Co. Ltd. (Class A Stock)	51,000	51,060
Bank of Communications Co. Ltd. (Class H Stock)	182,000	107,654
Bank of Hangzhou Co. Ltd. (Class A Stock)	4,500	6,560
Bank of Jiangsu Co. Ltd. (Class A Stock)	8,000	7,522
Bank of Shanghai Co. Ltd. (Class A Stock)	66,800	55,247
Beijing Enterprises Holdings Ltd.	66,500	221,569
BYD Co. Ltd. (Class H Stock)	12,000	364,922
BYD Electronic International Co. Ltd.	4,000	16,698
By-health Co. Ltd. (Class A Stock)	22,200	55,398

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    11

Schedule of Investments (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

China (cont’d.)

China CITIC Bank Corp. Ltd. (Class H Stock)	467,000	$208,333
China Coal Energy Co. Ltd. (Class H Stock)	12,000	9,426
China Communications Services Corp. Ltd. (Class H Stock)	14,000	5,726
China Construction Bank Corp. (Class H Stock)	954,000	539,542
China Everbright Bank Co. Ltd. (Class H Stock)	24,000	6,846
China Feihe Ltd., 144A	20,000	12,427
China Medical System Holdings Ltd.	82,000	131,126
China Minsheng Banking Corp. Ltd. (Class H Stock)	608,000	202,136
China National Medicines Corp. Ltd. (Class A Stock)	11,000	43,141
China Overseas Property Holdings Ltd.	10,000	8,685
China Pacific Insurance Group Co. Ltd. (Class H Stock)	42,400	104,447
China Railway Signal & Communication Corp. Ltd. (Class A Stock)	44,279	28,331
China Resources Land Ltd.	18,000	67,376
China Resources Power Holdings Co. Ltd.	12,000	23,255
China Tower Corp. Ltd. (Class H Stock), 144A	1,638,000	152,745
Chongqing Rural Commercial Bank Co. Ltd. (Class A Stock)	106,400	61,607
Chongqing Zhifei Biological Products Co. Ltd. (Class A Stock)	800	6,834
CMOC Group Ltd. (Class H Stock)	21,000	12,525
CSPC Pharmaceutical Group Ltd.	53,200	46,469
Dong-E-E-Jiao Co. Ltd. (Class A Stock)	1,100	6,955
ENN Natural Gas Co. Ltd. (Class A Stock)	3,000	7,057
Focus Media Information Technology Co. Ltd. (Class A Stock)	59,500	56,057
Foxconn Industrial Internet Co. Ltd. (Class A Stock)	24,400	48,999
Gongniu Group Co. Ltd. (Class A Stock)	1,900	27,368
Gree Electric Appliances, Inc. of Zhuhai (Class A Stock)	11,200	51,775
Greentown China Holdings Ltd.	79,500	77,126
H World Group Ltd., ADR*	1,000	37,660
Haidilao International Holding Ltd., 144A	10,000	25,038
Henan Shenhuo Coal & Power Co. Ltd. (Class A Stock)	24,900	55,787
Henan Shuanghui Investment & Development Co. Ltd. (Class A Stock)	15,800	56,364
Hengan International Group Co. Ltd.	3,500	11,723
Hengdian Group DMEGC Magnetics Co. Ltd. (Class A Stock)	24,900	49,413
Huaibei Mining Holdings Co. Ltd. (Class A Stock)	5,400	10,788
Huaxia Bank Co. Ltd. (Class A Stock)	74,000	56,463
Hubei Jumpcan Pharmaceutical Co. Ltd. (Class A Stock)	15,527	57,333
Industrial & Commercial Bank of China Ltd. (Class H Stock)	307,000	147,128
Industrial Bank Co. Ltd. (Class A Stock)	6,800	13,975
iQIYI, Inc., ADR*	2,400	11,184
JA Solar Technology Co. Ltd. (Class A Stock)	15,900	48,546
JD.com, Inc., ADR	3,100	78,802
Jiangsu Phoenix Publishing & Media Corp. Ltd. (Class A Stock)	37,200	48,699

See Notes to Financial Statements.

12

Description	Shares	Value

COMMON STOCKS (Continued)

China (cont’d.)

Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (Class A Stock)	11,900	$54,540
Jiangxi Copper Co. Ltd. (Class H Stock)	6,000	8,484
Jointown Pharmaceutical Group Co. Ltd. (Class A Stock)	55,920	54,237
JOYY, Inc., ADR	300	11,676
KE Holdings, Inc., ADR	3,400	50,014
Kingsoft Corp. Ltd.	5,200	18,145
Kuaishou Technology, 144A*	12,700	81,786
Kunlun Energy Co. Ltd.	86,000	71,647
Kweichow Moutai Co. Ltd. (Class A Stock)	200	45,908
Li Auto, Inc. (Class A Stock)*	1,900	32,136
Lingyi iTech Guangdong Co. (Class A Stock)	9,000	7,456
LONGi Green Energy Technology Co. Ltd. (Class A Stock)	2,500	8,224
Meituan (Class B Stock), 144A*	30,460	431,771
Metallurgical Corp. of China Ltd. (Class A Stock)	13,000	5,863
MINISO Group Holding Ltd., ADR	600	15,186
Muyuan Foods Co. Ltd. (Class A Stock)	2,000	10,279
NARI Technology Co. Ltd. (Class A Stock)	2,600	8,001
NetEase, Inc.	1,700	36,383
NetEase, Inc., ADR	4,300	459,756
New China Life Insurance Co. Ltd. (Class H Stock)	4,900	10,749
New Oriental Education & Technology Group, Inc.*	8,100	52,812
PDD Holdings, Inc., ADR*	5,600	567,952
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	94,000	31,016
PetroChina Co. Ltd. (Class H Stock)	434,000	283,279
PICC Property & Casualty Co. Ltd. (Class H Stock)	146,000	166,725
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	37,000	187,682
Poly Developments & Holdings Group Co. Ltd. (Class A Stock)	4,400	6,600
Pop Mart International Group Ltd., 144A	2,600	7,177
Qinghai Salt Lake Industry Co. Ltd. (Class A Stock)*	2,800	6,461
Sany Heavy Equipment International Holdings Co. Ltd.	6,000	7,882
Shandong Himile Mechanical Science & Technology Co. Ltd. (Class A Stock)	11,900	52,140
Shanghai Pudong Development Bank Co. Ltd. (Class A Stock)	10,000	9,293
Shanghai Rural Commercial Bank Co. Ltd. (Class A Stock)	72,000	58,462
Shanxi Lu’an Environmental Energy Development Co. Ltd. (Class A Stock)	21,500	55,747
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (Class A Stock)	400	15,582
Shenzhen Transsion Holdings Co. Ltd. (Class A Stock)	410	7,509
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (Class A Stock)	2,000	6,056
Sichuan Kelun Pharmaceutical Co. Ltd. (Class A Stock)	14,200	53,159
Sinopharm Group Co. Ltd. (Class H Stock)	7,600	18,174

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    13

Schedule of Investments (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

China (cont’d.)

Sungrow Power Supply Co. Ltd. (Class A Stock)	4,900	$56,279
Tencent Holdings Ltd.	37,200	1,376,726
Tianqi Lithium Corp. (Class A Stock)	6,300	47,244
Tongcheng Travel Holdings Ltd.*	6,800	12,991
TravelSky Technology Ltd. (Class H Stock)	5,000	7,899
Trip.com Group Ltd.*	3,000	102,245
Vipshop Holdings Ltd., ADR*	16,400	233,864
Xiaomi Corp. (Class B Stock), 144A*	84,400	151,331
Yum China Holdings, Inc.	2,300	120,888
Yunnan Baiyao Group Co. Ltd. (Class A Stock)	1,000	6,925
Yunnan Yuntianhua Co. Ltd. (Class A Stock)	4,500	10,213
Yutong Bus Co. Ltd. (Class A Stock)	31,600	58,720
ZTE Corp. (Class H Stock)	4,200	9,333

		10,771,072

Colombia 0.0%

Bancolombia SA	1,330	9,484

Czech Republic 0.1%
CEZ A/S	910	38,954

Greece 0.9%

Eurobank Ergasias Services & Holdings SA*	71,446	116,780
JUMBO SA	3,074	80,879
National Bank of Greece SA*	19,787	113,327
OPAP SA	984	16,667

		327,653

India 14.1%

ABB India Ltd.	668	32,946
Ashok Leyland Ltd.	8,040	16,210
Aurobindo Pharma Ltd.	13,791	140,727
Bajaj Auto Ltd.	324	20,668
Bajaj Finance Ltd.	1,495	134,579
Bank of Baroda	2,860	6,744
Berger Paints India Ltd.	1,632	10,950
Bharat Electronics Ltd.	20,202	32,365
Bharat Petroleum Corp. Ltd.	45,603	191,175
CG Power & Industrial Solutions Ltd.	3,372	15,791
Cipla Ltd.	4,010	57,805
Coal India Ltd.	8,599	32,459
Colgate-Palmolive India Ltd.	10,944	277,860

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

India (cont’d.)

Cummins India Ltd.	5,018	$101,075
Dabur India Ltd.	3,441	21,859
Dr. Reddy’s Laboratories Ltd.	4,504	290,709
GAIL India Ltd.	12,867	18,475
HCL Technologies Ltd.	19,098	292,933
HDFC Asset Management Co. Ltd., 144A	3,020	99,199
HDFC Bank Ltd.	2,691	47,751
Hindalco Industries Ltd.	51,524	284,400
Hindustan Aeronautics Ltd.	950	20,790
Hindustan Petroleum Corp. Ltd.*	3,048	9,068
ICICI Bank Ltd.	6,361	69,982
Indian Oil Corp. Ltd.	15,875	17,101
Indian Railway Catering & Tourism Corp. Ltd.	1,344	10,743
Indraprastha Gas Ltd.	1,764	8,103
Infosys Ltd.	1,595	26,231
Infosys Ltd., ADR	2,700	44,334
ITC Ltd.	64,020	329,545
JSW Steel Ltd.	17,004	150,453
Larsen & Toubro Ltd.	3,822	134,500
Lupin Ltd.	1,155	15,651
Muthoot Finance Ltd.	676	10,548
Nestle India Ltd.	184	53,579
NTPC Ltd.	21,991	62,304
Oil & Natural Gas Corp. Ltd.	134,264	300,427
PI Industries Ltd.	5,194	212,131
Pidilite Industries Ltd.	840	24,801
Power Finance Corp. Ltd.	80,698	238,987
Power Grid Corp. of India Ltd.	65,761	159,716
Reliance Industries Ltd.	8,949	246,078
Samvardhana Motherson International Ltd.	13,260	14,645
Shriram Finance Ltd.	569	12,840
Sun Pharmaceutical Industries Ltd.	5,274	68,953
Supreme Industries Ltd.	351	18,251
Tata Motors Ltd.	25,574	193,161
Tata Steel Ltd.	40,406	57,659
Torrent Pharmaceuticals Ltd.	595	13,754
Trent Ltd.	296	7,662
UltraTech Cement Ltd.	2,898	293,289
United Spirits Ltd.*	1,525	18,912
Vedanta Ltd.	4,128	10,742

		4,981,620

Indonesia 2.7%

Adaro Energy Indonesia Tbk PT	686,000	110,686

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    15

Schedule of Investments (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Indonesia (cont’d.)

Astra International Tbk PT	113,100	$41,143
Bank Central Asia Tbk PT	313,300	172,603
Bank Mandiri Persero Tbk PT	903,600	322,813
Bank Rakyat Indonesia Persero Tbk PT	384,000	120,071
Indofood CBP Sukses Makmur Tbk PT	13,200	8,603
Indofood Sukses Makmur Tbk PT	413,300	173,030
United Tractors Tbk PT	9,600	15,192

		964,141

Kuwait 0.7%
Mobile Telecommunications Co. KSCP	10,488	16,316
National Bank of Kuwait SAKP	80,658	228,646

		244,962

Malaysia 0.3%
CIMB Group Holdings Bhd	35,400	42,413
Gamuda Bhd	11,200	10,912
Inari Amertron Bhd	14,300	8,574
IOI Corp. Bhd	12,800	10,561
Kuala Lumpur Kepong Bhd	2,700	12,463
MISC Bhd	7,600	11,570
PPB Group Bhd	3,500	11,152
Sime Darby Bhd	16,000	7,690

		115,335

Mexico 2.2%
Arca Continental SAB de CV	2,900	26,023
Banco del Bajio SA, 144A	78,400	238,692
Cemex SAB de CV, UTS*	82,100	49,135
Coca-Cola Femsa SAB de CV, UTS	2,080	15,813
Fibra Uno Administracion SA de CV, REIT	28,200	42,873
Fomento Economico Mexicano SAB de CV, UTS	10,900	123,238
Gruma SAB de CV (Class B Stock)	1,050	18,288
Grupo Mexico SAB de CV (Class B Stock)	49,600	205,977
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	33,100	60,659

		780,698

Philippines 0.0%
Metropolitan Bank & Trust Co.	10,500	9,682

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Poland 0.3%

Bank Polska Kasa Opieki SA	1,039	$31,572
Powszechny Zaklad Ubezpieczen SA	3,354	37,954
Santander Bank Polska SA*	198	21,504

		91,030

Qatar 0.9%
Dukhan Bank	10,832	10,795
Ooredoo QPSC	90,082	244,591
Qatar Electricity & Water Co. QSC	2,502	11,368
Qatar International Islamic Bank QSC	4,997	12,704
Qatar Islamic Bank SAQ	11,234	53,734

		333,192

Russia 0.0%
Inter RAO UES PJSC^	202,400	—
LUKOIL PJSC^	2,762	—
Magnit PJSC^	1,716	—
PhosAgro PJSC^	232	—
PhosAgro PJSC, GDR XSTU*^	4	—
PhosAgro PJSC, GDR OOTC*^	2	—
Rosneft Oil Co. PJSC^	5,856	—
Sberbank of Russia PJSC^	55,364	—
Surgutneftegas PJSC^	38,400	—

		—

Saudi Arabia 2.4%
Almarai Co. JSC	966	14,394
Arabian Internet & Communications Services Co.	395	32,970
Dr. Sulaiman Al Habib Medical Services Group Co.	483	32,442
Elm Co.	598	111,809
Etihad Etisalat Co.	21,517	264,497
Nahdi Medical Co.	448	16,939
National Industrialization Co.*	2,200	6,818
SABIC Agri-Nutrients Co.	1,672	59,696
Sahara International Petrochemical Co.	1,975	17,011
Saudi Arabian Mining Co.*	7,261	69,569
Saudi Aramco Base Oil Co.	3,340	115,014
Saudi Telecom Co.	11,272	115,472

		856,631

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    17

Schedule of Investments (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

South Africa 1.1%

Kumba Iron Ore Ltd.	351	$9,298
Nedbank Group Ltd.	2,442	26,304
Old Mutual Ltd.	27,166	17,277
Sanlam Ltd.	79,514	278,960
Standard Bank Group Ltd.	7,590	74,493

		406,332

South Korea 13.0%

BGF retail Co. Ltd.	48	4,909
DB Insurance Co. Ltd.	1,930	125,564
Doosan Bobcat, Inc.	309	8,878
GS Holdings Corp.	267	7,797
Hana Financial Group, Inc.	2,630	76,472
Hankook Tire & Technology Co. Ltd.	419	11,888
Hanwha Aerospace Co. Ltd.	1,208	90,819
HMM Co. Ltd.	1,180	12,781
Hyundai Glovis Co. Ltd.	1,769	224,505
Hyundai Mobis Co. Ltd.	1,722	266,677
Hyundai Motor Co.	2,265	285,354
Hyundai Steel Co.	3,293	80,080
Industrial Bank of Korea	24,053	199,062
KB Financial Group, Inc.	7,659	291,948
Kia Corp.	5,574	318,451
Korea Investment Holdings Co. Ltd.	240	8,972
KT Corp.	377	9,120
KT&G Corp.	2,727	172,028
LG Corp.	297	17,000
LG Electronics, Inc.	585	43,397
Meritz Financial Group, Inc.*	345	12,840
Orion Corp.	135	11,948
Samsung C&T Corp.	3,296	260,601
Samsung Electronics Co. Ltd.	22,205	1,105,251
Samsung Engineering Co. Ltd.*	9,166	161,547
Samsung Fire & Marine Insurance Co. Ltd.	201	38,436
Samsung Life Insurance Co. Ltd.	3,293	176,305
Samsung SDS Co. Ltd.	2,356	241,502
Samsung Securities Co. Ltd.	8,597	225,210
Shinhan Financial Group Co. Ltd.	2,347	60,328
SK Hynix, Inc.	536	46,547

		4,596,217

Taiwan 14.9%

Accton Technology Corp.	19,000	294,391

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Taiwan (cont’d.)

Acer, Inc.	178,000	$188,126
Advantech Co. Ltd.	4,198	43,112
Asustek Computer, Inc.	4,000	41,940
Catcher Technology Co. Ltd.	4,000	22,440
Chunghwa Telecom Co. Ltd.	21,000	75,107
Compal Electronics, Inc.	195,000	169,618
Delta Electronics, Inc.	12,000	108,143
Eva Airways Corp.	38,000	32,224
Evergreen Marine Corp. Taiwan Ltd.	24,000	79,867
Far EasTone Telecommunications Co. Ltd.	5,000	11,712
Hon Hai Precision Industry Co. Ltd.	54,000	161,175
Largan Precision Co. Ltd.	1,000	64,047
Lite-On Technology Corp.	11,000	34,249
MediaTek, Inc.	9,000	234,894
Novatek Microelectronics Corp.	22,000	309,828
President Chain Store Corp.	17,000	135,224
Quanta Computer, Inc.	48,000	283,407
Realtek Semiconductor Corp.	3,000	37,389
Taiwan High Speed Rail Corp.	11,000	9,987
Taiwan Semiconductor Manufacturing Co. Ltd.	141,000	2,302,885
Uni-President Enterprises Corp.	27,000	56,645
United Microelectronics Corp.	62,000	89,163
Wan Hai Lines Ltd.	5,060	7,232
Wistron Corp.	17,000	47,404
Wiwynn Corp.	5,000	236,916
Yang Ming Marine Transport Corp.	156,000	203,327

		5,280,452

Thailand 1.8%

Advanced Info Service PCL	6,800	41,650
Bangkok Dusit Medical Services PCL	58,400	43,051
Berli Jucker PCL	7,200	5,664
Bumrungrad Hospital PCL	30,500	220,439
Central Pattana PCL	11,100	19,310
Delta Electronics Thailand PCL	2,600	5,715
Krung Thai Bank PCL	406,000	212,283
PTT PCL	56,000	51,833
SCB X PCL	4,800	13,160
Srisawad Corp. PCL	4,800	5,543
TMBThanachart Bank PCL	159,000	7,386

		626,034

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    19

Schedule of Investments (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Turkey 1.7%

BIM Birlesik Magazalar A/S	2,575	$24,764
Ford Otomotiv Sanayi A/S	396	11,004
Haci Omer Sabanci Holding A/S	5,824	11,015
KOC Holding A/S	52,148	252,244
Tofas Turk Otomobil Fabrikasi A/S	9,780	83,152
Turkcell Iletisim Hizmetleri A/S*	6,817	11,560
Turkiye Is Bankasi A/S (Class C Stock)	168,453	125,213
Yapi ve Kredi Bankasi A/S	108,054	65,947

		584,899

United Arab Emirates 2.4%

Abu Dhabi Islamic Bank PJSC	82,848	232,152
Aldar Properties PJSC	16,576	23,481
Dubai Islamic Bank PJSC	5,832	8,574
Emaar Properties PJSC	157,368	286,690
Emirates NBD Bank PJSC	64,938	299,772

		850,669

United States 0.1%

JBS SA	4,400	17,515

TOTAL COMMON STOCKS (cost $31,356,316)		33,513,539

PREFERRED STOCKS 3.5%

Brazil 2.9%

Cia Energetica de Minas Gerais (PRFC)	84,698	196,720
Gerdau SA (PRFC)	52,045	225,863
Itau Unibanco Holding SA (PRFC)	19,700	104,796
Itausa SA (PRFC)	43,800	75,147
Petroleo Brasileiro SA (PRFC)	61,000	420,197

		1,022,723

Russia 0.0%

Surgutneftegas PJSC (PRFC)^	38,200	—

South Korea 0.6%

Hyundai Motor Co. (2nd PRFC)	200	14,858
Hyundai Motor Co. (PRFC)	128	9,452

See Notes to Financial Statements.

20

Description			Shares	Value

PREFERRED STOCKS (Continued)

South Korea (cont’d.)

LG Chem Ltd. (PRFC)			42	$8,772
Samsung Electronics Co. Ltd. (PRFC)			4,494	179,422

				212,504

TOTAL PREFERRED STOCKS
(cost $1,030,620)				1,235,227

TOTAL LONG-TERM INVESTMENTS
(cost $32,386,936)				34,748,766

SHORT-TERM INVESTMENTS 1.6%

AFFILIATED MUTUAL FUND 1.3%
PGIM Core Government Money Market Fund (cost $466,140)(wb)			466,140	466,140

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 0.3%
U.S. Treasury Bills (cost $99,373)	5.330%	12/14/23	100	99,368

TOTAL SHORT-TERM INVESTMENTS
(cost $565,513)				565,508

TOTAL INVESTMENTS 99.7%
(cost $32,952,449)				35,314,274
Other assets in excess of liabilities(z) 0.3%				121,327

NET ASSETS 100.0%				$35,435,601

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

MSC—Morgan Stanley & Co. LLC

MSCI—Morgan Stanley Capital International

OOTC—OTC Bulletin Board – Other OTC

PJSC—Public Joint-Stock Company

PRFC—Preference Shares

REITs—Real Estate Investment Trust

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    21

Schedule of Investments (continued)

as of October 31, 2023

SOFR—Secured Overnight Financing Rate

UTS—Unit Trust Security

XSTU—Stuttgart Stock Exchange

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $0 and 0.0% of net assets.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
18	Mini MSCI Emerging Markets Index	Dec. 2023	$827,280	$(62,944)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

MSC	$—	$99,368

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Brazil	$1,523,482	$—	$—
Chile	—	103,485	—
China	1,943,982	8,827,090	—

See Notes to Financial Statements.

22

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Colombia	$9,484	$—	$—
Czech Republic	—	38,954	—
Greece	—	327,653	—
India	44,334	4,937,286	—
Indonesia	—	964,141	—
Kuwait	—	244,962	—
Malaysia	—	115,335	—
Mexico	780,698	—	—
Philippines	—	9,682	—
Poland	—	91,030	—
Qatar	—	333,192	—
Russia	—	—	—	**
Saudi Arabia	—	856,631	—
South Africa	—	406,332	—
South Korea	—	4,596,217	—
Taiwan	—	5,280,452	—
Thailand	—	626,034	—
Turkey.	—	584,899	—
United Arab Emirates	—	850,669	—
United States	17,515	—	—
Preferred Stocks
Brazil	1,022,723	—	—
Russia	—	—	—	**
South Korea	—	212,504	—
Short-Term Investments
Affiliated Mutual Fund	466,140	—	—
U.S. Treasury Obligation	—	99,368	—

Total	$5,808,358	$29,505,916	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(62,944)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Includes Level 3 investments with an aggregate value of $0.

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    23

Schedule of Investments (continued)

as of October 31, 2023

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2023 were as follows:

Banks	15.5%
Semiconductors & Semiconductor Equipment	8.7
Technology Hardware, Storage & Peripherals	7.1
Broadline Retail	5.8
Oil, Gas & Consumable Fuels	5.4
Interactive Media & Services	5.2
Metals & Mining	4.4
Automobiles	3.8
Insurance	3.4
Pharmaceuticals	2.5
Hotels, Restaurants & Leisure	2.1
IT Services	2.1
Electric Utilities	2.1
Diversified Telecommunication Services	1.8
Capital Markets	1.7
Industrial Conglomerates	1.7
Real Estate Management & Development	1.5
Chemicals	1.5
Entertainment	1.5
Tobacco	1.4
Electronic Equipment, Instruments & Components	1.3
Food Products	1.3
Affiliated Mutual Fund	1.3
Health Care Providers & Services	1.2
Personal Care Products	1.0
Wireless Telecommunication Services	1.0
Construction Materials	1.0
Gas Utilities	0.9
Communications Equipment	0.9
Marine Transportation	0.9
Construction & Engineering	0.9
Automobile Components	0.8
Financial Services	0.7
Machinery	0.7
Beverages	0.7
Biotechnology	0.6
Air Freight & Logistics	0.6
Consumer Staples Distribution & Retail	0.5
Consumer Finance	0.5
Aerospace & Defense	0.4
Electrical Equipment	0.4
Textiles, Apparel & Luxury Goods	0.4
Specialty Retail	0.3

Media	0.3%
U.S. Treasury Obligation	0.3
Household Durables	0.3
Independent Power & Renewable Electricity Producers	0.3
Health Care Equipment & Supplies	0.2
Household Products	0.2
Paper & Forest Products	0.2
Diversified Consumer Services	0.2
Diversified REITs	0.1
Passenger Airlines	0.1
Multi-Utilities	0.0	*
Commercial Services & Supplies	0.0	*
Transportation Infrastructure	0.0	*

	99.7
Other assets in excess of liabilities	0.3

	100.0%

*	Less than 0.05%

See Notes to Financial Statements.

24

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$62,944	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$35,276

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$92,765

For the year ended October 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$1,107,145

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2023.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    25

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $32,486,309)	$34,848,134
Affiliated investments (cost $466,140)	466,140
Foreign currency, at value (cost $312,824)	312,471
Receivable for investments sold	444,602
Dividends receivable	65,046
Due from Manager	27,716
Receivable for Fund shares sold	9,317
Tax reclaim receivable	4,385
Prepaid expenses and other assets	2,160

Total Assets	36,179,971

Liabilities

Payable for investments purchased	532,750
Foreign capital gains tax liability accrued	70,078
Payable for Fund shares purchased	35,983
Accrued expenses and other liabilities	34,004
Audit fees payable	29,682
Custodian and accounting fee payable	28,241
Professional fees payable	7,233
Due to broker—variation margin futures	5,490
Trustees’ fees payable	829
Affiliated transfer agent fee payable	80

Total Liabilities	744,370

Net Assets	$35,435,601

Net assets were comprised of:
Paid-in capital	$36,930,501
Total distributable earnings (loss)	(1,494,900)

Net assets, October 31, 2023	$35,435,601

Class R6

Net asset value, offering price and redemption price per share, ($35,435,601 ÷ 3,482,245 shares of beneficial interest issued and outstanding)	$10.18

See Notes to Financial Statements.

26

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $206,366 foreign withholding tax)	$1,360,959
Affiliated dividend income	26,913
Income from securities lending, net (including affiliated income of $5,610)	6,053
Interest income	4,839

Total income	1,398,764

Expenses
Management fee	279,467
Custodian and accounting fees	135,717
Professional fees	78,999
Audit fee	29,680
Shareholders’ reports	16,835
Pricing fees	11,801
Fund data services	10,562
Trustees’ fees	10,005
Transfer agent’s fees and expenses (including affiliated expense of $510)	706
Registration fees	222
Miscellaneous	27,693

Total expenses	601,687
Less: Fee waiver and/or expense reimbursement	(150,314)

Net expenses	451,373

Net investment income (loss)	947,391

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $(617))	(1,171,005)
Futures transactions	35,276
Foreign currency transactions	(27,250)

(1,162,979)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(33,088))	4,486,119
Futures	92,765
Foreign currencies	(2,477)

4,576,407

Net gain (loss) on investment and foreign currency transactions	3,413,428

Net Increase (Decrease) In Net Assets Resulting From Operations	$4,360,819

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    27

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$947,391	$1,275,369
Net realized gain (loss) on investment and foreign currency transactions	(1,162,979)	(3,146,395)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	4,576,407	(8,411,138)

Net increase (decrease) in net assets resulting from operations	4,360,819	(10,282,164)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(1,391,984)	(1,396,789)

Fund share transactions
Net proceeds from shares sold (337,480 and 615,309 shares, respectively)	3,482,394	6,975,346
Net asset value of shares issued in reinvestment of dividends and distributions (136,737 and 113,009 shares, respectively)	1,391,984	1,396,789
Cost of shares purchased (437,103 and 547,267 shares, respectively)	(4,588,650)	(6,404,812)

Net increase (decrease) in net assets from Fund share transactions	285,728	1,967,323

Total increase (decrease)	3,254,563	(9,711,630)

Net Assets:

Beginning of year	32,181,038	41,892,668

End of year	$35,435,601	$32,181,038

See Notes to Financial Statements.

28

Financial Highlights

Class R6 Shares
	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.34		$12.83	$11.61	$11.14	$10.84
Income (loss) from investment operations:
Net investment income (loss)	0.27		0.38	0.29	0.18	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.98		(3.45)	1.11	0.53	0.43
Total from investment operations	1.25		(3.07)	1.40	0.71	0.62
Less Dividends and Distributions:
Dividends from net investment income	(0.41)		(0.35)	(0.18)	(0.24)	(0.21)
Distributions from net realized gains	-		(0.07)	-	-	(0.11)
Total dividends and distributions	(0.41)		(0.42)	(0.18)	(0.24)	(0.32)
Net asset value, end of year	$10.18		$9.34	$12.83	$11.61	$11.14
Total Return(b):	13.37%		(24.71)%	12.08%	6.42%	5.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$35,436		$32,181	$41,893	$36,054	$29,804
Average net assets (000)	$37,262		$38,004	$45,007	$32,007	$28,694
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.21	%(d)	1.20%	1.20%	1.20%	1.20%
Expenses before waivers and/or expense reimbursement	1.61%		1.54%	1.42%	1.53%	1.70%
Net investment income (loss)	2.54%		3.36%	2.15%	1.66%	1.71%
Portfolio turnover rate(e)	101%		101%	108%	106%	117%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    29

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 2 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Quant Solutions Emerging Markets Equity Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek to provide returns in excess of the Morgan Stanley Capital International Emerging Markets Index over full market cycles.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of their financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

30

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing

PGIM Quant Solutions Emerging Markets Equity Fund    31

Notes to Financial Statements (continued)

transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

32

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is

PGIM Quant Solutions Emerging Markets Equity Fund    33

Notes to Financial Statements (continued)

marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted,

34

capital losses are used to offset capital gains. Taxes attributable to income are accrued by the Fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the Fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.75% of average daily net assets.	0.75%

PGIM Quant Solutions Emerging Markets Equity Fund    35

Notes to Financial Statements (continued)

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitation attributable to the below class is:

Class	Expense Limitations
R6	1.20%

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R6 shares of the Fund. No distribution or service fees are paid to PIMS as distributor for Class R6 shares of the Fund.

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

36

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$36,814,757	$36,298,308

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)

$ —	$11,865,182	$11,399,042	$—	$—	$466,140	466,140	$26,913

PGIM Institutional Money Market Fund(1)(b)(wb)

238,749	336,754	575,503	—	—	—	—	5,610(2)
$238,749	$12,201,936	$11,974,545	$—	$—	$466,140		$32,523

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

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Notes to Financial Statements (continued)

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$1,391,984	$—	$—	$1,391,984

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$1,184,765	$212,024	$—	$1,396,789

For the year ended October 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$1,048,912	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$33,689,026	$5,406,973	$(3,844,669)	$1,562,304

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, corporate spin-off adjustment, mark-to-market of futures contracts and other GAAP to tax differences.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$4,159,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax

38

authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class R6 shares. Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, which may be divided into an unlimited number of series of such shares.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R6	3,482,245	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	3	82.1%
Unaffiliated	—	—

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more

PGIM Quant Solutions Emerging Markets Equity Fund    39

Notes to Financial Statements (continued)

likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Concentration Risk: To the extent that the Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

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Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

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Notes to Financial Statements (continued)

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Investments in China Risk: Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued between November 2020 and June 2021 prohibit the Fund from investing in certain companies identified by the U.S. government as “Chinese Military Industrial Complex Companies.” The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less

42

volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant

PGIM Quant Solutions Emerging Markets Equity Fund    43

Notes to Financial Statements (continued)

negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Small and Medium Sized Companies Risk: Small and medium sized companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies.

44

Historically, small and medium sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and medium sized companies generally are more illiquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

Value Style Risk: Since the Fund may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Quant Solutions Emerging Markets Equity Fund    45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 2 and Shareholders of PGIM Quant Solutions Emerging Markets Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions Emerging Markets Equity Fund (one of the funds constituting Prudential Investment Portfolios 2, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

46

Tax Information (unaudited)

For the year ended October 31, 2023, the Fund reports the maximum amount allowable, but not less than 51.38% of the ordinary income dividends paid during the period as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the year ended October 31, 2023, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $180,585 foreign tax credit from recognized foreign source income of $1,004,932.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2023.

PGIM Quant Solutions Emerging Markets Equity Fund    47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Quant Solutions Emerging Markets Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Quant Solutions Emerging Markets Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Quant Solutions Emerging Markets Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

PGIM Quant Solutions Emerging Markets Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Quant Solutions Emerging Markets Equity Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Quant Solutions Emerging Markets Equity Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Quant Solutions Emerging Markets Equity Fund is a series of Prudential Investment Portfolios 2.

PGIM Quant Solutions Emerging Markets Equity Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2022 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the management fee schedule for the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Quant Solutions Emerging Markets Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the for the one-year and the three-year periods ended December 31, 2022. The Board considered that the Fund commenced operations on November 29, 2016 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	3rd Quartile	N/A

Actual Management Fees: 2nd Quartile

Net Total Expenses: 4th Quartile
•	The Board noted that the Fund outperformed its benchmark index over the one- and three-year periods, and underperformed its benchmark index over the five-year period.

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses that (exclusive of certain fees and expenses) caps total annual operating expenses for Class R6 shares at 1.20% through February 29, 2024.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Quant Solutions Emerging Markets Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	655 Broad Street 16th Floor Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Quant Solutions Emerging Markets Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

 PGIM QUANT SOLUTIONS EMERGING MARKETS EQUITY FUND

SHARE CLASS	R6

NASDAQ	PQEMX

CUSIP	74440E706

 MF244E

PGIM QUANT SOLUTIONS INTERNATIONAL

DEVELOPED MARKETS INDEX FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions International Developed Markets Index Fund
informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued
spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Quant Solutions International Developed Markets Index Fund

December 15, 2023

PGIM Quant Solutions International Developed Markets Index Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23

	One Year (%)	Five Years (%)	Since Inception (%)

Fund	14.87	3.89	5.07 (11/17/2016)

FTSE Developed Markets Ex-North America Net Index

	14.09	3.97	5.27

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided for less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the FTSE Developed Markets Ex-North America Net Index by portraying the initial account values at the Fund’s commencement of operations (November 17, 2016) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

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Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

FTSE Developed Markets Ex-North America Net Index—The FTSE Developed Markets Ex-North America Net Index is part of a range of indexes designed to help investors benchmark their international investments. The index comprises large- and mid-cap stocks, providing coverage of developed markets, excluding the United States and Canada. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 10/31/23

Ten Largest Holdings	Asset Class/Line of Business	Country	% of Net Assets

iShares MSCI EAFE ETF	Unaffiliated Exchange-Traded Funds	United States	3.5%

Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	1.8%

Nestle SA	Food Products	United States	1.7%

ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	1.4%

Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	1.4%

Shell plc	Oil, Gas & Consumable Fuels	Netherlands	1.3%

Toyota Motor Corp.	Automobiles	Japan	1.2%

Novartis AG	Pharmaceuticals	Switzerland	1.1%

AstraZeneca plc	Pharmaceuticals	United Kingdom	1.1%

Roche Holding AG	Pharmaceuticals	United States	1.0%

Holdings reflect only long-term investments and are subject to change.

PGIM Quant Solutions International Developed Markets Index Fund    5

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Quantitative Solutions International Developed Markets Index Fund’s Class R6 shares returned 14.87% in the 12-month reporting period that ended October 31, 2023, outperforming the 14.09% return of the FTSE Developed Markets Ex-North America Net Index (the Index).

What were the market conditions?

•

Global economic activity remained resilient through the reporting period despite considerable monetary tightening by global central banks over the past 18 months, which prompted speculation early in 2023 that a global recession was on the horizon.

•	Central banks made progress in their fight against inflation, as the Eurozone Core Commercial Price Index moderated from its recent highs.

•	Europe’s post-pandemic recovery quickly faded, with GDP growth at the end of the period barely positive in the Eurozone, UK, and Switzerland.

•	While other central banks raised rates, the Bank of Japan kept interest rates low, and began to allow more flexibility in its yield curve control program.

•	Equity markets had a strong year, despite delivering mixed performance in the third quarter of 2023.

How was the Fund managed?

•	The Fund closely tracked the Index’s performance over the reporting period.

•	The Fund holds almost all stocks included in the Index in approximately the same proportions.

•	The Fund employs a “passively managed”—or index—investment approach.

Did the Fund use derivatives?

The Fund held several international stock index futures during the reporting period, including Topix Index Futures, DJ Euro Stoxx Futures, FTSE 100 Futures, CAC40 Futures, S&P/ASX 200 Futures, and MSCI-EAFE Mini Futures. These derivatives were used to maintain exposure to equities and provide portfolio liquidity. Futures had minimal impact on performance over the period.

Current outlook

•	The risks of a European recession are significant. Available hard data for the third quarter of 2023 are mixed, while soft data appear bleak.

•	In contrast to Europe and China, Japan is a relative bright spot, helped by a more supportive central bank. The Japanese economy remains underpinned by solid consumption and business spending.

•	Although their hiking cycles appear to be ending, central banks are likely to keep monetary policy tight until they have more confidence that they can reach their inflation goals.

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•	Equity markets face a difficult economic scenario, but given favorable valuation starting points, have a cushion in case of a downside scenario.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Quant Solutions International Developed Markets Index Fund    7

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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PGIM Quant Solutions International Developed Markets Index Fund	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6 Actual Hypothetical	$1,000.00	$ 927.40	0.29%	$1.39
	$1,000.00	$1,023.76	0.29%	$1.46

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Quant Solutions International Developed Markets Index Fund    9

Schedule of Investments

as of October 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 96.8%

COMMON STOCKS 92.7%

Australia 7.1%

Adbri Ltd.*	1,446	$1,817
AGL Energy Ltd.	2,235	15,278
Allkem Ltd.*	2,199	13,437
ALS Ltd.	1,851	12,668
Altium Ltd.	419	10,569
Alumina Ltd.*	9,799	4,869
AMP Ltd.	10,235	6,819
Ampol Ltd.	902	18,291
Ansell Ltd.	481	6,499
ANZ Group Holdings Ltd.	10,953	172,718
APA Group, UTS	4,406	23,096
Aristocrat Leisure Ltd.	2,420	59,484
ASX Ltd.	722	25,795
Atlas Arteria Ltd., UTS	5,289	17,880
Aurizon Holdings Ltd.	6,438	14,023
Bank of Queensland Ltd.	2,425	7,880
Beach Energy Ltd.	7,103	6,996
Bendigo & Adelaide Bank Ltd.	2,137	11,840
BHP Group Ltd.	18,404	520,971
BlueScope Steel Ltd.	1,679	20,127
Boral Ltd.*	1,263	3,621
Brambles Ltd.	5,069	42,305
carsales.com Ltd.	1,345	23,709
Challenger Ltd.	1,632	6,085
Charter Hall Group, REIT	1,820	10,083
Cleanaway Waste Management Ltd.	8,163	11,629
Cochlear Ltd.	239	36,633
Coles Group Ltd.	4,742	46,024
Commonwealth Bank of Australia	6,178	380,045
Computershare Ltd.	1,959	30,917
CSR Ltd.	1,791	6,400
Deterra Royalties Ltd.	1,608	4,805
Dexus, REIT	3,924	16,207
Domain Holdings Australia Ltd.	938	2,033
Domino’s Pizza Enterprises Ltd.	229	7,422
Downer EDI Ltd.	2,521	6,063
EBOS Group Ltd.	599	12,228
Endeavour Group Ltd.	4,843	15,214
Evolution Mining Ltd.	6,539	14,625
Flight Centre Travel Group Ltd.	536	6,372
Flutter Entertainment PLC*	643	101,122
Fortescue Metals Group Ltd.	5,798	82,481
Glencore PLC	45,048	238,612

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    11

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Australia (cont’d.)

Goodman Group, REIT	6,729	$89,038
GPT Group (The), REIT	7,266	16,769
Harvey Norman Holdings Ltd.	2,351	5,495
IDP Education Ltd.	1,032	14,258
IGO Ltd.	2,319	14,042
Iluka Resources Ltd.	1,587	7,328
Incitec Pivot Ltd.	7,407	12,930
Insignia Financial Ltd.	2,463	3,239
Insurance Australia Group Ltd.	8,932	32,223
JB Hi-Fi Ltd.	416	11,958
Lendlease Corp. Ltd., UTS	2,595	10,277
Liontown Resources Ltd.*	6,301	6,477
Lottery Corp. Ltd. (The)	8,107	23,401
Lynas Rare Earths Ltd.*	3,395	15,272
Macquarie Group Ltd.	1,325	136,197
Magellan Financial Group Ltd.	531	2,204
Medibank Private Ltd.	10,161	22,174
Metcash Ltd.	3,744	8,768
Mineral Resources Ltd.	628	23,146
Mirvac Group, REIT	14,379	16,683
National Australia Bank Ltd.	11,446	205,047
New Hope Corp. Ltd.	1,973	7,261
NEXTDC Ltd.*	1,898	14,252
Northern Star Resources Ltd.	4,145	30,353
Nufarm Ltd.	1,263	3,490
Orica Ltd.	1,682	15,716
Origin Energy Ltd.	6,265	36,342
Orora Ltd.	4,915	7,702
Perpetual Ltd.	418	5,110
Pilbara Minerals Ltd.	10,414	24,462
Platinum Asset Management Ltd.	2,149	1,537
Pro Medicus Ltd.	163	7,764
Qantas Airways Ltd.*	3,132	9,812
QBE Insurance Group Ltd.	5,435	53,894
Qube Holdings Ltd.	6,019	10,207
Ramsay Health Care Ltd.	652	20,189
REA Group Ltd.	190	17,443
Reece Ltd.	822	9,165
Region Re Ltd., REIT	4,499	5,626
Rio Tinto Ltd.	1,354	101,141
Rio Tinto PLC	3,971	253,352
Santos Ltd.	10,890	53,137
Scentre Group, REIT	19,132	29,639
SEEK Ltd.	1,318	17,388

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Australia (cont’d.)

Seven Group Holdings Ltd.	528	$9,331
Sonic Healthcare Ltd.	1,659	30,378
South32 Ltd.	16,640	35,599
Star Entertainment Group Ltd. (The)*	8,573	2,896
Steadfast Group Ltd.	3,820	13,136
Stockland, REIT	8,701	19,638
Suncorp Group Ltd.	4,656	39,630
Tabcorp Holdings Ltd.	8,373	4,131
Telstra Group Ltd.	14,944	36,237
TPG Telecom Ltd.	1,473	4,859
Transurban Group, UTS	11,228	84,530
Treasury Wine Estates Ltd.	2,695	20,763
Vicinity Ltd., REIT	13,742	14,884
Washington H Soul Pattinson & Co. Ltd.	981	20,899
Wesfarmers Ltd.	4,128	132,814
Westpac Banking Corp.	12,728	167,141
Whitehaven Coal Ltd.	2,751	12,958
WiseTech Global Ltd.	600	22,339
Woodside Energy Group Ltd.	6,893	150,128
Woolworths Group Ltd.	4,444	99,478
Worley Ltd.	1,413	14,771
Yancoal Australia Ltd.	623	1,913

		4,426,053

Austria 0.2%

ANDRITZ AG	267	12,290
Erste Group Bank AG	1,122	40,178
Eurotelesites AG*	139	468
Mondi PLC	1,807	29,229
OMV AG	529	23,201
Raiffeisen Bank International AG*	482	6,983
Telekom Austria AG*	558	3,896
Verbund AG	251	21,808
voestalpine AG	428	10,688

		148,741

Belgium 0.7%

Ackermans & van Haaren NV	83	12,322
Ageas SA/NV	612	23,509
Anheuser-Busch InBev SA/NV	3,155	179,513
D’ieteren Group	85	12,626
Elia Group SA/NV	142	13,484
Groupe Bruxelles Lambert NV	358	26,184

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    13

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Belgium (cont’d.)

KBC Group NV	896	$49,311
Lotus Bakeries NV	1	7,408
Sofina SA	63	11,969
Solvay SA	259	27,380
UCB SA	445	32,547
Umicore SA	765	18,202
Warehouses De Pauw CVA, REIT	566	14,004

		428,459

Brazil 0.0%

Yara International ASA	607	19,862

Burkina Faso 0.0%

Endeavour Mining PLC	684	14,112

Cambodia 0.0%

NagaCorp Ltd.*	4,705	2,021

Chile 0.0%

Antofagasta PLC	1,261	20,619

China 0.5%

AAC Technologies Holdings, Inc.	2,200	3,960
BOC Aviation Ltd., 144A	800	4,920
BOC Hong Kong Holdings Ltd.	12,900	34,115
Budweiser Brewing Co. APAC Ltd., 144A	6,500	12,352
China Travel International Investment Hong Kong Ltd.	8,000	1,423
Chow Tai Fook Jewellery Group Ltd.	6,400	9,038
ESR Group Ltd., 144A	10,400	13,363
HUTCHMED China Ltd.*	1,500	6,032
Kerry Logistics Network Ltd.	1,100	933
Lenovo Group Ltd.	27,000	31,421
MMG Ltd.*	10,000	2,949
Nexteer Automotive Group Ltd.	2,000	964
Prosus NV*	5,627	157,746
Shangri-La Asia Ltd.*	3,600	2,297
SITC International Holdings Co. Ltd.	5,000	7,702
Wharf Holdings Ltd. (The)	3,000	7,612
Wilmar International Ltd.	7,600	19,758
Xinyi Glass Holdings Ltd.	7,000	8,043

		324,628

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Denmark 2.8%

AP Moller - Maersk A/S (Class A Stock)	10	$16,328
AP Moller - Maersk A/S (Class B Stock)	18	29,992
Carlsberg A/S (Class B Stock)	349	41,592
Chr Hansen Holding A/S	383	26,136
Coloplast A/S (Class B Stock)	454	47,345
Danske Bank A/S	2,416	56,676
Demant A/S*	352	13,432
DSV A/S	646	96,539
Genmab A/S*	238	67,279
H. Lundbeck A/S	988	5,164
H. Lundbeck A/S (Class A Stock)	247	1,117
Novo Nordisk A/S (Class B Stock)	11,459	1,105,521
Novozymes A/S (Class B Stock)	732	32,898
Orsted A/S, 144A	687	33,195
Pandora A/S	299	33,913
ROCKWOOL A/S (Class B Stock)	32	7,121
Royal Unibrew A/S	184	13,310
Tryg A/S	1,284	25,074
Vestas Wind Systems A/S*	3,668	79,503

		1,732,135

Finland 1.0%

Elisa OYJ	526	22,316
Fortum OYJ	1,609	19,104
Kesko OYJ (Class B Stock)	1,024	17,317
Kone OYJ (Class B Stock)	1,189	51,488
Mandatum OYJ*	1,725	6,666
Metso OYJ	2,297	20,238
Neste OYJ	1,534	51,555
Nokia OYJ	19,179	63,879
Nordea Bank Abp	12,455	131,231
Orion OYJ (Class B Stock)	393	15,636
Sampo OYJ (Class A Stock)	1,725	67,842
Stora Enso OYJ (Class R Stock)	2,142	25,743
UPM-Kymmene OYJ	1,943	65,432
Valmet OYJ	600	13,465
Wartsila OYJ Abp	1,832	21,862

		593,774

France 8.6%

Accor SA	690	22,013
Adevinta ASA*	1,063	9,343
Aeroports de Paris SA	121	13,588

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    15

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

France (cont’d.)

Air Liquide SA	1,880	$322,142
Airbus SE	2,135	286,253
ALD SA, 144A	715	4,809
Alstom SA	1,043	14,125
Amundi SA, 144A	215	11,231
Arkema SA	213	19,959
AXA SA	6,480	192,005
BioMerieux	162	15,554
BNP Paribas SA	3,959	227,658
Bollore SE	3,184	17,382
Bouygues SA	759	26,701
Bureau Veritas SA	1,063	24,213
Capgemini SE	587	103,740
Carrefour SA	2,153	37,745
Cie de L’Odet SE	1	1,393
Cie de Saint-Gobain SA	1,701	92,592
Cie Generale des Etablissements Michelin SCA	2,553	75,846
Covivio SA, REIT	189	8,099
Credit Agricole SA	4,007	48,384
Danone SA	2,283	135,817
Dassault Aviation SA	88	17,493
Dassault Systemes SE	2,439	100,471
Edenred SE	908	48,334
Eiffage SA	265	24,049
Engie SA	6,054	96,288
EssilorLuxottica SA	1,115	201,908
Eurazeo SE	181	10,204
Gecina SA, REIT	194	19,049
Getlink SE	1,325	21,397
Hermes International SCA	125	233,228
Ipsen SA	125	14,774
JCDecaux SE*	282	4,412
Kering SA	261	106,149
Klepierre SA, REIT	763	18,528
La Francaise des Jeux SAEM, 144A	370	11,935
Legrand SA	940	81,316
L’Oreal SA	846	355,600
LVMH Moet Hennessy Louis Vuitton SE	906	648,633
Neoen SA, 144A	230	6,074
Orange SA	6,986	82,170
Pernod Ricard SA	747	132,650
Publicis Groupe SA	834	63,503
Remy Cointreau SA	81	9,203
Renault SA	716	25,120

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

France (cont’d.)

Rexel SA	868	$17,727
Safran SA	1,252	195,587
Sartorius Stedim Biotech	89	16,663
SCOR SE	565	16,868
SEB SA	83	8,208
Societe Generale SA	2,588	58,157
Sodexo SA	325	34,394
SOITEC*	92	13,732
Teleperformance SE	213	24,504
Thales SA	365	53,866
TotalEnergies SE	8,253	551,775
Ubisoft Entertainment SA*	357	10,179
Unibail-Rodamco-Westfield, REIT*	380	18,829
Valeo SE	773	10,214
Veolia Environnement SA	2,318	63,514
Vinci SA	1,786	197,486
Vivendi SE	2,462	22,078
Wendel SE	101	7,566
Worldline SA, 144A*	900	11,444

		5,375,871

Germany 6.6%

adidas AG	602	107,040
Allianz SE	1,455	340,823
BASF SE	3,242	149,804
Bayer AG	3,584	154,859
Bayerische Motoren Werke AG	1,138	105,839
Bechtle AG	306	13,676
Beiersdorf AG	363	47,742
Brenntag SE	572	42,535
Carl Zeiss Meditec AG	138	11,983
Commerzbank AG	3,849	41,514
Continental AG	403	26,311
Covestro AG, 144A*	695	35,210
CTS Eventim AG & Co. KGaA	222	13,441
Daimler Truck Holding AG	1,957	61,489
Deutsche Bank AG	7,348	80,861
Deutsche Boerse AG	670	110,280
Deutsche Lufthansa AG*	2,251	15,784
Deutsche Post AG	3,435	134,114
Deutsche Telekom AG	12,339	267,801
Deutsche Wohnen SE	202	4,347
DWS Group GmbH & Co. KGaA, 144A	122	3,581
E.ON SE	8,076	96,089

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    17

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Germany (cont’d.)

Evonik Industries AG	720	$13,251
Fielmann Group AG	95	4,092
Fraport AG Frankfurt Airport Services Worldwide*	133	6,610
Fresenius Medical Care AG & Co. KGaA	741	24,621
Fresenius SE & Co. KGaA	1,504	38,688
Fuchs Petrolub SE	125	4,198
GEA Group AG	587	20,076
Hannover Rueck SE	221	48,800
Heidelberg Materials AG	517	37,531
Hella GmbH & Co. KGaA	91	6,930
HelloFresh SE*	609	13,321
Henkel AG & Co. KGaA	373	23,574
HOCHTIEF AG	71	7,355
Infineon Technologies AG	4,750	138,749
KION Group AG	268	8,223
Knorr-Bremse AG	249	13,908
LEG Immobilien SE*	279	17,441
Mercedes-Benz Group AG	3,133	184,328
Merck KGaA	471	71,139
MTU Aero Engines AG	197	37,027
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	502	201,457
Nemetschek SE	202	15,094
Puma SE	363	20,570
Rational AG	17	9,695
Rheinmetall AG	160	45,935
RWE AG	2,595	99,299
SAP SE	4,011	538,005
Sartorius AG	9	1,853
Scout24 SE, 144A	271	16,672
Siemens AG	2,725	361,604
Siemens Energy AG*	1,578	14,030
Siemens Healthineers AG, 144A	1,009	49,640
Sixt SE	52	4,486
Symrise AG	482	49,255
Talanx AG	200	12,604
Telefonica Deutschland Holding AG	3,343	5,683
thyssenkrupp AG	1,858	12,950
Traton SE	207	4,085
Volkswagen AG	107	12,369
Vonovia SE	2,545	58,591
Wacker Chemie AG	56	6,872
Zalando SE, 144A*	796	18,619

		4,144,353

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Hong Kong 1.9%

AIA Group Ltd.	42,600	$369,930
ASMPT Ltd.	1,100	9,317
Bank of East Asia Ltd. (The)	3,600	4,275
Brightoil Petroleum Holdings Ltd.*^	7,000	—
Cathay Pacific Airways Ltd.*	3,700	3,720
Champion REIT, REIT	8,000	2,527
CK Asset Holdings Ltd.	6,800	33,989
CK Infrastructure Holdings Ltd.	2,200	10,197
CLP Holdings Ltd.	5,900	43,181
Dah Sing Banking Group Ltd.	2,400	1,575
Dah Sing Financial Holdings Ltd.	400	905
DFI Retail Group Holdings Ltd.	1,200	2,560
Guotai Junan International Holdings Ltd.	7,000	555
Haitong International Securities Group Ltd.*	14,300	2,580
Hang Lung Group Ltd.	2,800	3,729
Hang Lung Properties Ltd.	6,000	7,887
Hang Seng Bank Ltd.	2,600	29,726
Henderson Land Development Co. Ltd.	5,004	13,093
Hong Kong & China Gas Co. Ltd.	41,356	28,788
Hong Kong Exchanges & Clearing Ltd.	4,640	162,319
Hongkong Land Holdings Ltd.	4,300	13,638
Huabao International Holdings Ltd.	4,000	1,346
Hutchison Port Holdings Trust, UTS	21,100	3,314
Hutchison Telecommunications Hong Kong Holdings Ltd.	8,000	1,075
Hysan Development Co. Ltd.	1,800	3,313
Jardine Matheson Holdings Ltd.	687	27,838
Johnson Electric Holdings Ltd.	1,500	1,861
Kerry Properties Ltd.	1,900	3,197
Link REIT, REIT	9,400	43,138
Man Wah Holdings Ltd.	5,200	3,230
Melco International Development Ltd.*	2,600	1,817
MTR Corp. Ltd.	5,000	18,691
New World Development Co. Ltd.	4,900	8,993
NWS Holdings Ltd.	4,000	4,733
Orient Overseas International Ltd.	500	6,305
PCCW Ltd.	16,000	7,831
Power Assets Holdings Ltd.	5,100	24,382
Prudential PLC	10,033	104,909
Sino Land Co. Ltd.	11,600	11,581
Sun Hung Kai Properties Ltd.	5,250	53,911
Swire Pacific Ltd. (Class A Stock)	1,500	9,582
Swire Pacific Ltd. (Class B Stock)	2,900	2,977
Swire Properties Ltd.	4,000	7,745
Techtronic Industries Co. Ltd.	4,500	41,083

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    19

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Hong Kong (cont’d.)

United Energy Group Ltd.	30,000	$4,790
Vitasoy International Holdings Ltd.	3,000	3,701
VTech Holdings Ltd.	600	3,491
WH Group Ltd., 144A	28,700	17,141
Wharf Real Estate Investment Co. Ltd.	5,500	19,239
Yue Yuen Industrial Holdings Ltd.	2,700	3,157

		1,188,862

Indonesia 0.0%

First Pacific Co. Ltd.	10,000	3,786

Ireland 0.3%

AIB Group PLC	4,613	20,027
Bank of Ireland Group PLC	3,903	34,978
Glanbia PLC	703	11,071
Kerry Group PLC (Class A Stock)	567	43,797
Kingspan Group PLC	551	37,082
Smurfit Kappa Group PLC	960	31,339

		178,294

Israel 0.5%

Airport City Ltd.*	285	3,753
Amot Investments Ltd.	798	3,342
Azrieli Group Ltd.	138	5,942
Bank Hapoalim BM	4,928	35,250
Bank Leumi Le-Israel BM	5,601	36,076
Bezeq The Israeli Telecommunication Corp. Ltd.	7,689	9,461
Big Shopping Centers Ltd.*	50	3,505
Delek Group Ltd.	31	3,391
Elbit Systems Ltd.	88	16,368
Electra Ltd.	6	1,901
Energix-Renewable Energies Ltd.	729	1,774
Enlight Renewable Energy Ltd.*	388	5,221
Fattal Holdings 1998 Ltd.*	20	1,655
First International Bank of Israel Ltd. (The)	193	6,570
Gav-Yam Lands Corp. Ltd.	115	651
Harel Insurance Investments & Financial Services Ltd.	462	2,967
ICL Group Ltd.	2,689	13,079
Israel Corp. Ltd.*	14	3,022
Israel Discount Bank Ltd. (Class A Stock)	4,619	20,302
Melisron Ltd.	93	5,041
Mivne Real Estate KD Ltd.	2,419	5,219
Mizrahi Tefahot Bank Ltd.	517	16,002

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Israel (cont’d.)

Nice Ltd.*	234	$35,871
Nova Ltd.*	107	10,246
OPC Energy Ltd.*	304	1,649
Phoenix Holdings Ltd. (The)	606	5,145
Shapir Engineering & Industry Ltd.	527	2,824
Strauss Group Ltd.*	145	2,687
Teva Pharmaceutical Industries Ltd.*	4,135	35,495
Tower Semiconductor Ltd.*	407	9,452

		303,861

Italy 2.1%

A2A SpA	5,689	10,678
Amplifon SpA	485	13,708
Assicurazioni Generali SpA	4,904	97,411
Banca Mediolanum SpA	938	7,659
Banco BPM SpA	5,141	26,303
Buzzi SpA	332	8,791
Coca-Cola HBC AG*	743	19,290
Davide Campari-Milano NV	1,811	20,018
DiaSorin SpA	83	7,439
Enel SpA	28,319	179,757
Eni SpA	8,019	131,092
Ferrari NV	431	130,466
FinecoBank Banca Fineco SpA	2,227	26,271
Hera SpA	2,932	8,248
Infrastrutture Wireless Italiane SpA, 144A	1,327	14,531
Interpump Group SpA	290	12,126
Intesa Sanpaolo SpA	56,340	146,810
Italgas SpA	1,849	9,396
Leonardo SpA	1,508	22,790
Mediobanca Banca di Credito Finanziario SpA	2,329	27,821
Moncler SpA	744	38,641
Nexi SpA, 144A*	2,126	12,354
Pirelli & C SpA, 144A	1,825	8,131
Poste Italiane SpA, 144A	1,720	17,028
PRADA SpA	2,000	12,048
Prysmian SpA	971	36,361
Recordati Industria Chimica e Farmaceutica SpA	366	16,929
Reply SpA	86	8,115
Snam SpA	8,083	37,065
Telecom Italia SpA*	40,042	10,353
Telecom Italia SpA, RSP*	22,509	5,862
Terna - Rete Elettrica Nazionale	5,211	39,901

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    21

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Italy (cont’d.)

UniCredit SpA	6,434	$161,298
UnipolSai Assicurazioni SpA	1,497	3,548

		1,328,239

Japan 22.3%

ABC-Mart, Inc.	300	4,647
Acom Co. Ltd.	1,200	2,818
Activia Properties, Inc., REIT	2	5,411
Advance Residence Investment Corp., REIT	5	10,871
Advantest Corp.	2,680	69,033
Aeon Co. Ltd.	2,530	53,230
AEON Financial Service Co. Ltd.	410	3,380
Aeon Mall Co. Ltd.	430	4,890
AEON REIT Investment Corp., REIT	7	6,664
AGC, Inc.	620	21,092
Aica Kogyo Co. Ltd.	180	4,136
Ain Holdings, Inc.	100	2,827
Air Water, Inc.	680	8,574
Aisin Corp.	600	20,901
Ajinomoto Co., Inc.	1,720	62,819
Alfresa Holdings Corp.	650	10,296
Alps Alpine Co. Ltd.	800	6,565
Amada Co. Ltd.	1,100	10,671
Amano Corp.	210	4,290
Amvis Holdings, Inc.	100	1,706
ANA Holdings, Inc.*	550	10,798
Anritsu Corp.	560	4,169
Aozora Bank Ltd.	420	8,567
As One Corp.	20	637
Asahi Group Holdings Ltd.	1,740	62,937
Asahi Intecc Co. Ltd.	700	11,762
Asahi Kasei Corp.	4,600	28,280
Asics Corp.	600	19,006
ASKUL Corp.	200	2,611
Astellas Pharma, Inc.	6,530	82,604
Azbil Corp.	400	11,819
AZ-COM MARUWA Holdings, Inc.	200	2,745
Bandai Namco Holdings, Inc.	2,160	44,752
BayCurrent Consulting, Inc.	500	12,553
Benefit One, Inc.	200	1,434
Benesse Holdings, Inc.	320	3,783
Bic Camera, Inc.	600	4,543
BIPROGY, Inc.	200	4,988
Bridgestone Corp.	2,100	79,475

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Brother Industries Ltd.	850	$13,260
Calbee, Inc.	240	4,610
Canon Marketing Japan, Inc.	160	3,837
Canon, Inc.	3,530	83,452
Capcom Co. Ltd.	600	19,314
Casio Computer Co. Ltd.	800	6,410
Central Japan Railway Co.	3,470	78,104
Chiba Bank Ltd. (The)	2,250	16,759
Chubu Electric Power Co., Inc.	2,600	31,419
Chugai Pharmaceutical Co. Ltd.	2,370	70,286
Chugin Financial Group, Inc.	650	5,183
Chugoku Electric Power Co., Inc. (The)	1,080	6,753
Coca-Cola Bottlers Japan Holdings, Inc.	540	7,241
COMSYS Holdings Corp.	400	8,228
Concordia Financial Group Ltd.	4,100	19,050
Cosmo Energy Holdings Co. Ltd.	300	10,974
Cosmos Pharmaceutical Corp.	90	9,366
Credit Saison Co. Ltd.	650	9,743
CyberAgent, Inc.	1,610	8,452
Dai Nippon Printing Co. Ltd.	950	24,783
Daicel Corp.	980	8,334
Daido Steel Co. Ltd.	160	6,277
Daifuku Co. Ltd.	1,050	17,349
Dai-ichi Life Holdings, Inc.	3,450	72,881
Daiichi Sankyo Co. Ltd.	6,860	176,880
Daiichikosho Co. Ltd.	260	3,843
Daikin Industries Ltd.	1,000	144,179
Daio Paper Corp.	300	2,465
Daito Trust Construction Co. Ltd.	246	26,388
Daiwa House Industry Co. Ltd.	2,320	63,813
Daiwa House REIT Investment Corp., REIT	8	14,158
Daiwa Office Investment Corp., REIT	1	4,374
Daiwa Securities Group, Inc.	5,350	30,851
Daiwa Securities Living Investments Corp., REIT	8	5,915
DeNA Co. Ltd.	310	3,028
Denka Co. Ltd.	290	5,238
Denso Corp.	6,320	93,323
Dentsu Group, Inc.	780	22,656
Descente Ltd.	150	4,184
DIC Corp.	300	4,731
Disco Corp.	300	52,980
DMG Mori Co. Ltd.	400	6,616
Dowa Holdings Co. Ltd.	170	5,197
East Japan Railway Co.	1,330	69,077

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    23

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Ebara Corp.	300	$13,285
Eisai Co. Ltd.	964	51,071
Electric Power Development Co. Ltd.	600	9,198
ENEOS Holdings, Inc.	10,260	38,018
EXEO Group, Inc.	390	8,100
Ezaki Glico Co. Ltd.	210	6,104
Fancl Corp.	300	4,485
FANUC Corp.	3,465	85,989
Fast Retailing Co. Ltd.	585	129,517
Food & Life Cos. Ltd.	400	6,742
FP Corp.	180	3,466
Frontier Real Estate Investment Corp., REIT	1	2,992
Fuji Electric Co. Ltd.	400	15,230
Fuji Kyuko Co. Ltd.	100	2,823
Fuji Media Holdings, Inc.	200	1,986
Fuji Oil Holdings, Inc.	160	2,541
FUJIFILM Holdings Corp.	1,310	71,654
Fujikura Ltd.	1,000	7,182
Fujitsu General Ltd.	200	3,557
Fujitsu Ltd.	650	84,206
Fukuoka Financial Group, Inc.	560	14,803
Furukawa Electric Co. Ltd.	200	2,997
Fuyo General Lease Co. Ltd.	50	4,065
GLP J-REIT, REIT	17	15,226
GMO internet group, Inc.	200	2,913
GMO Payment Gateway, Inc.	190	7,588
Goldwin, Inc.	142	8,968
GS Yuasa Corp.	300	4,840
GungHo Online Entertainment, Inc.	120	1,809
Hachijuni Bank Ltd. (The)	1,640	9,340
Hakuhodo DY Holdings, Inc.	900	7,304
Hamamatsu Photonics KK	450	16,714
Hankyu Hanshin Holdings, Inc.	770	24,227
Harmonic Drive Systems, Inc.	200	4,332
Haseko Corp.	970	11,938
Heiwa Corp.	200	2,831
Hikari Tsushin, Inc.	80	11,542
Hino Motors Ltd.*	1,100	3,202
Hirogin Holdings, Inc.	1,100	6,995
Hirose Electric Co. Ltd.	145	16,428
Hisamitsu Pharmaceutical Co., Inc.	210	6,698
Hitachi Construction Machinery Co. Ltd.	420	10,851
Hitachi Ltd.	3,330	211,077
Honda Motor Co. Ltd.	18,120	185,708

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Horiba Ltd.	150	$7,584
Hoshizaki Corp.	440	14,210
House Foods Group, Inc.	240	5,068
Hoya Corp.	1,280	123,224
Hulic Co. Ltd.	1,510	13,844
Ibiden Co. Ltd.	360	15,349
Idemitsu Kosan Co. Ltd.	847	19,231
IHI Corp.	430	8,253
Iida Group Holdings Co. Ltd.	530	8,229
Industrial & Infrastructure Fund Investment Corp., REIT	8	7,190
Information Services International-Dentsu Ltd.	100	3,394
INFRONEER Holdings, Inc.	828	8,734
Inpex Corp.	3,400	49,337
Internet Initiative Japan, Inc.	400	6,463
Invincible Investment Corp., REIT	24	9,230
Isetan Mitsukoshi Holdings Ltd.	1,250	14,101
Isuzu Motors Ltd.	1,850	20,629
Ito En Ltd.	230	7,474
ITOCHU Corp.	4,900	176,503
Itoham Yonekyu Holdings, Inc.	80	2,211
Iwatani Corp.	150	7,174
Iyogin Holdings, Inc.	970	6,982
Izumi Co. Ltd.	200	5,057
J Front Retailing Co. Ltd.	900	8,580
Japan Airlines Co. Ltd.	560	10,295
Japan Airport Terminal Co. Ltd.	150	6,597
Japan Aviation Electronics Industry Ltd.	220	4,147
Japan Exchange Group, Inc.	1,950	38,561
Japan Hotel REIT Investment Corp., REIT	17	7,729
Japan Logistics Fund, Inc., REIT	3	5,557
Japan Metropolitan Fund Investment Corp., REIT	25	16,134
Japan Post Bank Co. Ltd.	5,250	48,663
Japan Post Holdings Co. Ltd.	7,550	66,827
Japan Post Insurance Co. Ltd.	700	13,479
Japan Prime Realty Investment Corp., REIT	3	7,027
Japan Real Estate Investment Corp., REIT	5	18,572
Japan Steel Works Ltd. (The)	200	3,245
Japan Tobacco, Inc.	4,480	104,289
JCR Pharmaceuticals Co. Ltd.	200	1,531
Jeol Ltd.	100	2,823
JFE Holdings, Inc.	2,080	28,980
JGC Holdings Corp.	780	9,607
JMDC, Inc.	100	2,801
JSR Corp.	650	17,398

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    25

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

JTEKT Corp.	900	$7,420
Justsystems Corp.	60	1,069
Kadokawa Corp.	300	5,779
Kagome Co. Ltd.	300	6,241
Kajima Corp.	1,600	26,444
Kakaku.com, Inc.	450	4,340
Kamigumi Co. Ltd.	380	7,709
Kandenko Co. Ltd.	400	3,707
Kaneka Corp.	230	5,629
Kansai Electric Power Co., Inc. (The)	2,620	33,546
Kansai Paint Co. Ltd.	630	9,220
Kao Corp.	1,680	61,293
Katitas Co. Ltd.	200	2,669
Kawasaki Heavy Industries Ltd.	590	13,022
Kawasaki Kisen Kaisha Ltd.	800	27,432
KDDI Corp.	5,810	173,805
KDX Realty Investment Corp., REIT	4	4,172
Keihan Holdings Co. Ltd.	310	7,582
Keikyu Corp.	1,000	8,478
Keio Corp.	360	10,683
Keisei Electric Railway Co. Ltd.	450	16,951
Kewpie Corp.	460	7,984
Keyence Corp.	726	281,048
Kikkoman Corp.	660	37,551
Kinden Corp.	500	7,574
Kintetsu Group Holdings Co. Ltd.	660	18,570
Kirin Holdings Co. Ltd.	2,700	37,944
Kobayashi Pharmaceutical Co. Ltd.	230	9,495
Kobe Bussan Co. Ltd.	450	11,137
Kobe Steel Ltd.	1,200	14,188
Koei Tecmo Holdings Co. Ltd.	520	6,790
Koito Manufacturing Co. Ltd.	860	12,885
Kokuyo Co. Ltd.	300	4,650
Komatsu Ltd.	3,310	76,052
Konami Group Corp.	300	15,541
Konica Minolta, Inc.*	1,600	4,482
Kose Corp.	130	8,613
Kotobuki Spirits Co. Ltd.	350	4,648
K’s Holdings Corp.	600	5,583
Kubota Corp.	3,900	52,452
Kuraray Co. Ltd.	1,250	14,301
Kurita Water Industries Ltd.	360	10,938
Kyocera Corp.	1,050	51,756
Kyoto Financial Group, Inc.	240	13,607

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Kyowa Kirin Co. Ltd.	920	$14,430
Kyudenko Corp.	150	4,481
Kyushu Electric Power Co., Inc.*	1,800	11,500
Kyushu Financial Group, Inc.	1,500	9,452
Kyushu Railway Co.	520	10,632
LaSalle Logiport REIT, REIT	7	6,865
Lasertec Corp.	300	49,554
Lawson, Inc.	150	7,249
Lion Corp.	940	9,021
Lixil Corp.	920	10,088
LY Corp.	9,700	24,730
M3, Inc.	1,470	22,640
Mabuchi Motor Co. Ltd.	160	4,571
Macnica Holdings, Inc.	150	6,094
Makita Corp.	900	23,262
Mani, Inc.	280	3,809
Marubeni Corp.	5,550	81,151
Marui Group Co. Ltd.	680	10,753
Maruichi Steel Tube Ltd.	270	6,700
Matsui Securities Co. Ltd.	300	1,492
MatsukiyoCocokara & Co.	1,320	23,155
Mazda Motor Corp.	2,150	20,782
McDonald’s Holdings Co. Japan Ltd.	300	11,672
Mebuki Financial Group, Inc.	3,400	10,293
Medipal Holdings Corp.	500	8,406
MEIJI Holdings Co. Ltd.	932	22,940
Menicon Co. Ltd.	200	2,319
Mercari, Inc.*	350	7,024
MINEBEA MITSUMI, Inc.	1,550	24,303
MISUMI Group, Inc.	1,050	15,896
Mitsubishi Chemical Group Corp.	4,750	26,878
Mitsubishi Corp.	4,180	194,853
Mitsubishi Electric Corp.	7,080	81,183
Mitsubishi Estate Co. Ltd.	4,020	51,457
Mitsubishi Gas Chemical Co., Inc.	620	8,380
Mitsubishi HC Capital, Inc.	2,423	15,973
Mitsubishi Heavy Industries Ltd.	1,010	52,020
Mitsubishi Logistics Corp.	190	4,970
Mitsubishi Materials Corp.	510	8,195
Mitsubishi Motors Corp.	2,450	8,003
Mitsubishi UFJ Financial Group, Inc.	42,500	356,539
Mitsui & Co. Ltd.	5,400	196,259
Mitsui Chemicals, Inc.	640	16,131
Mitsui Fudosan Co. Ltd.	3,260	70,660

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    27

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Mitsui Fudosan Logistics Park, Inc., REIT	2	$6,046
Mitsui High-Tec, Inc.	50	2,111
Mitsui Mining & Smelting Co. Ltd.	200	5,193
Mitsui OSK Lines Ltd.	1,210	31,239
Miura Co. Ltd.	330	6,398
Mizuho Financial Group, Inc.	9,330	158,408
Money Forward, Inc.*	100	2,526
MonotaRO Co. Ltd.	920	7,353
Mori Hills REIT Investment Corp., REIT	6	5,616
Morinaga & Co. Ltd.	140	5,049
Morinaga Milk Industry Co. Ltd.	110	4,291
MS&AD Insurance Group Holdings, Inc.	1,660	60,823
Murata Manufacturing Co. Ltd.	6,210	106,373
Nabtesco Corp.	380	6,730
Nagase & Co. Ltd.	400	6,060
Nagoya Railroad Co. Ltd.	760	10,639
Nankai Electric Railway Co. Ltd.	330	6,320
NEC Corp.	900	43,336
NEC Networks & System Integration Corp.	300	4,060
NET One Systems Co. Ltd.	260	3,968
Nexon Co. Ltd.	1,440	26,423
NGK Insulators Ltd.	930	11,363
NH Foods Ltd.	300	9,001
NHK Spring Co. Ltd.	680	4,812
Nichirei Corp.	400	8,658
Nidec Corp.	1,890	69,327
Nifco, Inc.	250	5,863
Nihon Kohden Corp.	300	7,086
Nihon M&A Center Holdings, Inc.	1,000	4,567
Nikon Corp.	1,150	10,919
Nintendo Co. Ltd.	3,800	156,995
Nippon Accommodations Fund, Inc., REIT	2	8,058
Nippon Building Fund, Inc., REIT	6	24,108
Nippon Electric Glass Co. Ltd.	330	6,597
NIPPON EXPRESS HOLDINGS, Inc.	270	13,877
Nippon Kayaku Co. Ltd.	700	6,013
Nippon Paint Holdings Co. Ltd.	3,750	25,212
Nippon Prologis REIT, Inc., REIT	9	16,014
Nippon Sanso Holdings Corp.	490	12,357
Nippon Shinyaku Co. Ltd.	150	6,083
Nippon Shokubai Co. Ltd.	130	4,828
Nippon Steel Corp.	2,980	64,275
Nippon Telegraph & Telephone Corp.	103,650	121,973
Nippon Yusen KK	1,800	44,041

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Nipro Corp.	500	$3,807
Nishi-Nippon Railroad Co. Ltd.	280	4,524
Nissan Chemical Corp.	410	16,722
Nissan Motor Co. Ltd.	7,050	27,128
Nisshin Seifun Group, Inc.	910	13,726
Nissin Foods Holdings Co. Ltd.	250	21,752
Niterra Co. Ltd.	710	15,892
Nitori Holdings Co. Ltd.	272	29,456
Nitto Denko Corp.	500	32,353
NOF Corp.	200	7,890
NOK Corp.	450	5,334
Nomura Holdings, Inc.	11,300	43,657
Nomura Real Estate Holdings, Inc.	330	7,707
Nomura Real Estate Master Fund, Inc., REIT	17	18,759
Nomura Research Institute Ltd.	1,610	42,262
NS Solutions Corp.	130	3,775
NSK Ltd.	1,550	8,343
NTT Data Group Corp.	2,350	28,975
Obayashi Corp.	2,500	21,415
OBIC Business Consultants Co. Ltd.	60	2,578
Obic Co. Ltd.	250	36,954
Odakyu Electric Railway Co. Ltd.	1,090	15,518
Oji Holdings Corp.	3,500	14,969
OKUMA Corp.	50	2,059
Olympus Corp.	4,480	59,832
Omron Corp.	670	24,004
Ono Pharmaceutical Co. Ltd.	1,580	27,286
Open House Group Co. Ltd.	210	6,922
Oracle Corp.	150	10,641
Orient Corp.	180	1,342
Oriental Land Co. Ltd.	3,450	111,592
ORIX Corp.	4,300	78,201
Orix JREIT, Inc., REIT	10	11,493
Osaka Gas Co. Ltd.	1,440	27,155
OSG Corp.	260	2,967
Otsuka Corp.	390	15,637
Otsuka Holdings Co. Ltd.	1,760	59,217
PALTAC Corp.	100	3,242
Pan Pacific International Holdings Corp.	1,500	29,049
Panasonic Holdings Corp.	7,760	68,082
Park24 Co. Ltd.*	520	5,858
Penta-Ocean Construction Co. Ltd.	1,200	7,055
PeptiDream, Inc.*	370	2,697
Persol Holdings Co. Ltd.	6,500	9,746

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    29

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Pigeon Corp.	360	$3,822
Pola Orbis Holdings, Inc.	310	3,114
Rakus Co. Ltd.	400	4,980
Rakuten Group, Inc.	3,900	14,426
Recruit Holdings Co. Ltd.	4,850	139,063
Relo Group, Inc.	400	3,966
Renesas Electronics Corp.*	4,380	57,534
Rengo Co. Ltd.	800	5,298
Resona Holdings, Inc.	7,710	41,197
Resonac Holdings Corp.	700	11,348
Resorttrust, Inc.	220	3,166
Ricoh Co. Ltd.	2,100	17,021
Rinnai Corp.	380	6,980
Rohm Co. Ltd.	1,190	19,066
Rohto Pharmaceutical Co. Ltd.	650	15,165
Ryohin Keikaku Co. Ltd.	880	12,407
Sanken Electric Co. Ltd.	100	4,974
Sankyo Co. Ltd.	160	6,649
Sankyu, Inc.	200	6,022
Sanrio Co. Ltd.	150	6,388
Santen Pharmaceutical Co. Ltd.	1,200	10,408
Sanwa Holdings Corp.	760	10,254
Sapporo Holdings Ltd.	200	7,041
Sawai Group Holdings Co. Ltd.	150	4,780
SBI Holdings, Inc.	900	19,363
SCREEN Holdings Co. Ltd.	360	16,737
SCSK Corp.	480	8,194
Secom Co. Ltd.	700	48,618
Sega Sammy Holdings, Inc.	570	8,915
Seibu Holdings, Inc.	750	7,323
Seiko Epson Corp.	950	13,189
Seino Holdings Co. Ltd.	600	8,728
Sekisui Chemical Co. Ltd.	1,250	17,121
Sekisui House Ltd.	2,030	39,753
Sekisui House REIT, Inc., REIT	16	8,427
Seven & i Holdings Co. Ltd.	2,850	104,420
Seven Bank Ltd.	2,000	3,960
SG Holdings Co. Ltd.	1,550	21,971
Sharp Corp.*	740	4,627
SHIFT, Inc.*	30	5,443
Shikoku Electric Power Co., Inc.	600	4,097
Shimadzu Corp.	980	23,173
Shimamura Co. Ltd.	50	4,934
Shimano, Inc.	270	38,855

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Shimizu Corp.	2,100	$14,945
Shin-Etsu Chemical Co. Ltd.	7,100	212,314
Shinko Electric Industries Co. Ltd.	200	6,422
Shionogi & Co. Ltd.	940	43,771
Ship Healthcare Holdings, Inc.	300	4,632
Shiseido Co. Ltd.	1,400	44,402
Shizuoka Financial Group, Inc.	1,860	15,817
SHO-BOND Holdings Co. Ltd.	182	7,168
Skylark Holdings Co. Ltd.*	800	11,803
SMC Corp.	210	96,970
SMS Co. Ltd.	200	3,174
Socionext, Inc.	80	7,803
SoftBank Corp.	10,300	116,461
SoftBank Group Corp.	3,550	145,387
Sohgo Security Services Co. Ltd.	1,250	7,320
Sojitz Corp.	830	17,235
Sompo Holdings, Inc.	1,110	48,085
Sony Group Corp.	4,530	376,619
Sotetsu Holdings, Inc.	260	4,590
Square Enix Holdings Co. Ltd.	230	7,641
Stanley Electric Co. Ltd.	540	8,637
Subaru Corp.	2,170	37,563
Sugi Holdings Co. Ltd.	150	6,072
SUMCO Corp.	1,230	15,894
Sumitomo Bakelite Co. Ltd.	100	4,450
Sumitomo Chemical Co. Ltd.	5,650	14,361
Sumitomo Corp.	4,030	79,220
Sumitomo Electric Industries Ltd.	2,820	29,605
Sumitomo Forestry Co. Ltd.	500	11,806
Sumitomo Heavy Industries Ltd.	410	9,385
Sumitomo Metal Mining Co. Ltd.	810	22,754
Sumitomo Mitsui Financial Group, Inc.	4,620	222,721
Sumitomo Mitsui Trust Holdings, Inc.	1,280	47,996
Sumitomo Pharma Co. Ltd.	700	2,138
Sumitomo Realty & Development Co. Ltd.	1,500	37,641
Sumitomo Rubber Industries Ltd.	700	7,101
Sundrug Co. Ltd.	220	5,982
Suntory Beverage & Food Ltd.	420	12,639
Suzuken Co. Ltd.	230	7,045
Suzuki Motor Corp.	1,620	62,875
Sysmex Corp.	710	34,011
T&D Holdings, Inc.	1,800	32,111
Taiheiyo Cement Corp.	430	7,369
Taisei Corp.	650	22,043

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    31

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Taisho Pharmaceutical Holdings Co. Ltd.	180	$7,128
Taiyo Yuden Co. Ltd.	400	8,967
Takara Bio, Inc.	130	1,146
Takara Holdings, Inc.	700	5,835
Takashimaya Co. Ltd.	500	6,800
Takeda Pharmaceutical Co. Ltd.	5,583	151,549
TBS Holdings, Inc.	170	2,771
TDK Corp.	1,260	47,143
TechnoPro Holdings, Inc.	340	6,736
Teijin Ltd.	740	6,698
Terumo Corp.	2,410	65,933
THK Co. Ltd.	470	8,400
TIS, Inc.	800	17,132
Tobu Railway Co. Ltd.	730	17,571
Toda Corp.	800	4,443
Toho Co. Ltd.	420	14,348
Toho Gas Co. Ltd.	370	6,372
Tohoku Electric Power Co., Inc.	1,780	11,114
Tokai Carbon Co. Ltd.	800	6,139
Tokio Marine Holdings, Inc.	6,760	151,236
Tokyo Century Corp.	160	6,165
Tokyo Electric Power Co. Holdings, Inc.*	5,800	24,544
Tokyo Electron Ltd.	1,620	214,063
Tokyo Gas Co. Ltd.	1,540	34,584
Tokyo Ohka Kogyo Co. Ltd.	150	8,667
Tokyo Seimitsu Co. Ltd.	150	7,012
Tokyo Tatemono Co. Ltd.	770	10,224
Tokyu Corp.	2,150	24,271
Tokyu Fudosan Holdings Corp.	2,200	12,818
TOPPAN Holdings, Inc.	1,000	23,064
Toray Industries, Inc.	5,840	28,253
Toshiba Corp.*	410	12,464
Toshiba TEC Corp.	100	2,174
Tosoh Corp.	1,050	12,856
TOTO Ltd.	530	12,779
Toyo Seikan Group Holdings Ltd.	570	9,583
Toyo Suisan Kaisha Ltd.	270	12,455
Toyo Tire Corp.	400	5,941
Toyoda Gosei Co. Ltd.	210	4,172
Toyota Boshoku Corp.	280	4,869
Toyota Industries Corp.	530	39,281
Toyota Motor Corp.	43,950	768,850
Toyota Tsusho Corp.	760	40,460
Trend Micro, Inc.	440	16,581

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

TS Tech Co. Ltd.	360	$4,032
Tsumura & Co.	280	5,010
Tsuruha Holdings, Inc.	110	8,080
UBE Corp.	400	6,160
Ulvac, Inc.	200	6,878
Unicharm Corp.	1,440	48,930
United Urban Investment Corp., REIT	11	11,090
Ushio, Inc.	400	4,878
USS Co. Ltd.	750	13,109
Welcia Holdings Co. Ltd.	420	6,962
West Japan Railway Co.	860	32,779
Workman Co. Ltd.	150	3,865
Yakult Honsha Co. Ltd.	1,000	23,565
Yamada Holdings Co. Ltd.	2,250	7,116
Yamaguchi Financial Group, Inc.	750	6,883
Yamaha Corp.	520	13,889
Yamaha Motor Co. Ltd.	1,150	28,102
Yamato Holdings Co. Ltd.	1,230	20,487
Yamato Kogyo Co. Ltd.	100	4,791
Yamazaki Baking Co. Ltd.	500	10,586
Yaoko Co. Ltd.	100	5,148
Yaskawa Electric Corp.	970	31,751
Yokogawa Electric Corp.	900	16,340
Yokohama Rubber Co. Ltd. (The)	470	8,685
Zenkoku Hosho Co. Ltd.	200	6,396
Zensho Holdings Co. Ltd.	300	15,769
Zeon Corp.	600	4,959
ZOZO, Inc.	390	7,416

		13,941,549

Jordan 0.0%

Hikma Pharmaceuticals PLC	588	13,624

Luxembourg 0.1%

ArcelorMittal SA	1,814	40,139
Eurofins Scientific SE	456	23,135
L’Occitane International SA	1,750	4,498
RTL Group SA	144	5,037

		72,809

Macau 0.1%

Galaxy Entertainment Group Ltd.	8,000	44,972
MGM China Holdings Ltd.*	3,100	3,858

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    33

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Macau (cont’d.)

Sands China Ltd.*	8,800	$23,690
SJM Holdings Ltd.*	7,600	2,638
Wynn Macau Ltd.*	6,000	5,314

		80,472

Mexico 0.0%

Fresnillo PLC	723	4,866

Netherlands 4.6%

Aalberts NV	362	11,302
ABN AMRO Bank NV, 144A, CVA	1,397	18,816
Adyen NV, 144A*	107	72,170
Aegon Ltd.	6,193	30,118
Akzo Nobel NV	629	42,196
Argenx SE*	211	99,251
ASM International NV	169	69,743
ASML Holding NV	1,442	866,816
ASR Nederland NV	526	19,630
BE Semiconductor Industries NV	283	29,234
CTP NV, 144A	392	5,715
Euronext NV, 144A	303	21,131
EXOR NV	376	32,272
Heineken Holding NV	482	36,672
Heineken NV	1,020	91,640
IMCD NV	212	25,524
ING Groep NV	13,180	168,975
JDE Peet’s NV	441	12,247
Koninklijke Ahold Delhaize NV	3,544	104,944
Koninklijke KPN NV	11,668	39,218
Koninklijke Philips NV*	3,359	63,896
Koninklijke Vopak NV	242	8,160
NN Group NV	1,026	32,906
OCI NV	360	8,388
Randstad NV	409	21,180
Shell PLC	24,614	793,232
Universal Music Group NV	2,732	66,903
Wolters Kluwer NV	907	116,374

		2,908,653

New Zealand 0.3%

a2 Milk Co. Ltd. (The)*	2,779	6,769
Air New Zealand Ltd.	6,155	2,402
Auckland International Airport Ltd.	4,413	18,876

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

New Zealand (cont’d.)

Contact Energy Ltd.	2,946	$13,382
Fisher & Paykel Healthcare Corp. Ltd.	2,125	25,775
Fletcher Building Ltd.	3,020	7,611
Infratil Ltd.	2,986	17,098
Kiwi Property Group Ltd.	6,110	2,760
Mainfreight Ltd.	307	10,247
Mercury NZ Ltd.	2,554	8,786
Meridian Energy Ltd.	4,693	13,217
Ryman Healthcare Ltd.	2,082	6,903
SKYCITY Entertainment Group Ltd.	3,080	3,357
Spark New Zealand Ltd.	6,975	20,249
Xero Ltd.*	465	31,791

		189,223

Nigeria 0.0%

Airtel Africa PLC, 144A	4,017	5,534

Norway 0.6%

Aker ASA (Class A Stock)	89	5,352
Aker BP ASA	1,141	32,886
AutoStore Holdings Ltd., 144A*	2,344	2,595
DNB Bank ASA	3,733	67,350
Equinor ASA	3,404	114,113
Gjensidige Forsikring ASA	639	9,583
Kongsberg Gruppen ASA	280	11,438
Mowi ASA	1,649	26,796
Norsk Hydro ASA	4,930	28,114
Orkla ASA	2,775	19,127
Salmar ASA	235	11,143
Schibsted ASA (Class A Stock)	291	5,830
Schibsted ASA (Class B Stock)	366	6,791
Telenor ASA	2,364	24,166
TOMRA Systems ASA	882	6,991
Var Energi ASA	2,054	6,939

		379,214

Poland 0.3%

Allegro.eu SA, 144A*	1,684	12,080
Bank Polska Kasa Opieki SA	590	17,929
Dino Polska SA, 144A*	179	16,961
InPost SA*	777	7,688
KGHM Polska Miedz SA	515	13,743
LPP SA	4	12,886

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    35

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Poland (cont’d.)

ORLEN SA	2,101	$33,225
Powszechna Kasa Oszczednosci Bank Polski SA*	3,145	32,578
Powszechny Zaklad Ubezpieczen SA	2,122	24,012
Santander Bank Polska SA*	113	12,273

		183,375

Portugal 0.2%

EDP - Energias de Portugal SA	10,970	46,101
Galp Energia SGPS SA	1,862	28,032
Jeronimo Martins SGPS SA	1,003	23,124

		97,257

Russia 0.0%

Evraz PLC*^	2,361	—

Singapore 1.3%

CapitaLand Ascendas REIT, REIT	13,016	24,731
CapitaLand Ascott Trust, REIT, UTS	8,341	5,484
CapitaLand Integrated Commercial Trust, REIT	18,888	24,275
CapitaLand Investment Ltd.	9,100	19,539
City Developments Ltd.	1,700	7,847
ComfortDelGro Corp. Ltd.	8,000	7,727
DBS Group Holdings Ltd.	6,591	158,338
Frasers Logistics & Commercial Trust, REIT	10,500	7,976
Genting Singapore Ltd.	21,800	13,696
Jardine Cycle & Carriage Ltd.	290	5,974
Keppel Corp. Ltd.	5,000	22,697
Keppel DC REIT, REIT	4,700	5,800
Keppel REIT, REIT	9,000	5,226
Mapletree Industrial Trust, REIT	7,106	11,170
Mapletree Logistics Trust, REIT	12,000	12,886
Mapletree Pan Asia Commercial Trust, REIT	8,500	8,261
NetLink NBN Trust, UTS	10,600	6,427
Olam Group Ltd.	4,300	3,116
Oversea-Chinese Banking Corp. Ltd.	12,773	118,420
SATS Ltd.*	3,100	5,577
Seatrium Ltd.*	149,777	12,267
Sembcorp Industries Ltd.	3,300	11,071
SIA Engineering Co. Ltd.	1,000	1,674
Singapore Airlines Ltd.	5,000	22,326
Singapore Exchange Ltd.	3,000	20,771
Singapore Post Ltd.	6,000	1,971
Singapore Technologies Engineering Ltd.	5,500	15,099

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Singapore (cont’d.)

Singapore Telecommunications Ltd.	27,400	$47,612
StarHub Ltd.	2,100	1,581
STMicroelectronics NV	2,374	90,497
Suntec Real Estate Investment Trust, REIT	8,000	6,429
United Overseas Bank Ltd.	4,357	85,941
UOL Group Ltd.	1,800	7,752
Venture Corp. Ltd.	900	7,684

		807,842

South Africa 0.2%

Anglo American PLC	4,399	112,085

South Korea 4.3%

Alteogen, Inc.*	133	6,169
Amorepacific Corp.	112	10,513
AMOREPACIFIC Group	118	2,507
BGF retail Co. Ltd.	25	2,557
BNK Financial Group, Inc.	1,143	5,753
Celltrion Healthcare Co. Ltd.	372	18,401
Celltrion Pharm, Inc.*	80	3,764
Celltrion, Inc.	400	44,421
Cheil Worldwide, Inc.	277	4,079
CJ CheilJedang Corp.	29	6,075
CJ Corp.	48	2,994
CJ ENM Co. Ltd.*	39	1,508
CJ Logistics Corp.	27	1,518
CosmoAM&T Co. Ltd.*	81	8,433
Coway Co. Ltd.	212	6,784
Daewoo Engineering & Construction Co. Ltd.*	691	2,016
DB Insurance Co. Ltd.	165	10,735
Delivery Hero SE, 144A*	704	17,992
DGB Financial Group, Inc.	628	3,658
DL E&C Co. Ltd.	116	2,948
DL Holdings Co. Ltd.	46	1,449
Dongsuh Cos., Inc.	129	1,649
Doosan Bobcat, Inc.	182	5,229
Doosan Enerbility Co. Ltd.*	1,574	15,683
Ecopro BM Co. Ltd.	166	24,285
Ecopro Co. Ltd.	70	32,345
E-MART, Inc.	72	3,882
F&F Co. Ltd.	61	4,229
Fila Holdings Corp.	204	5,402
Green Cross Corp.	23	1,639

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    37

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea (cont’d.)

GS Engineering & Construction Corp.	233	$2,281
GS Holdings Corp.	165	4,818
GS Retail Co. Ltd.	144	2,594
Hana Financial Group, Inc.	1,046	30,414
Hanjin Kal Corp.	117	3,695
Hankook Tire & Technology Co. Ltd.	276	7,831
Hanmi Pharm Co. Ltd.	28	5,854
Hanmi Science Co. Ltd.	90	2,115
Hanon Systems	660	3,368
Hanwha Aerospace Co. Ltd.	128	9,623
Hanwha Corp.	141	2,323
Hanwha Life Insurance Co. Ltd.*	1,329	2,731
Hanwha Ocean Co. Ltd.*	177	3,095
Hanwha Solutions Corp.*	390	8,307
HD Hyundai Co. Ltd.	156	6,644
HD Hyundai Heavy Industries Co. Ltd.*	69	5,232
HD Hyundai Infracore Co. Ltd.	420	2,084
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.*	161	10,800
Hite Jinro Co. Ltd.	102	1,607
HL Mando Co. Ltd.	122	2,971
HLB, Inc.*	393	8,468
HMM Co. Ltd.	1,083	11,730
Hotel Shilla Co. Ltd.	115	5,321
HYBE Co. Ltd.*	68	11,075
Hyundai Department Store Co. Ltd.	60	2,376
Hyundai Engineering & Construction Co. Ltd.	273	6,771
Hyundai Glovis Co. Ltd.	68	8,630
Hyundai Marine & Fire Insurance Co. Ltd.	225	5,249
Hyundai Mipo Dockyard Co. Ltd.*	75	3,865
Hyundai Mobis Co. Ltd.	228	35,309
Hyundai Motor Co.	500	62,992
Hyundai Steel Co.	282	6,858
Hyundai Wia Corp.	65	2,706
Industrial Bank of Korea	944	7,813
Kakao Corp.	1,102	31,061
Kakao Games Corp.*	149	2,586
KakaoBank Corp.	791	10,705
Kakaopay Corp.*	85	2,167
Kangwon Land, Inc.	408	4,443
KB Financial Group, Inc.	1,374	52,375
KCC Corp.	15	2,644
KEPCO Plant Service & Engineering Co. Ltd.	71	1,718
Kia Corp.	908	51,875
Korea Aerospace Industries Ltd.	265	8,720

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea (cont’d.)

Korea Electric Power Corp.*	948	$11,866
Korea Gas Corp.*	107	1,813
Korea Investment Holdings Co. Ltd.	141	5,271
Korea Zinc Co. Ltd.	38	13,206
Korean Air Lines Co. Ltd.	659	10,027
Krafton, Inc.*	112	13,634
KT&G Corp.	374	23,593
Kumho Petrochemical Co. Ltd.	67	6,297
L&F Co. Ltd.	86	8,365
LG Chem Ltd.	171	56,044
LG Corp.	322	18,431
LG Display Co. Ltd.*	829	7,501
LG Electronics, Inc.	400	29,673
LG Energy Solution Ltd.*	145	41,567
LG H&H Co. Ltd.	32	7,502
LG Innotek Co. Ltd.	52	8,631
LG Uplus Corp.	786	5,891
Lotte Chemical Corp.	67	7,276
Lotte Chilsung Beverage Co. Ltd.	11	1,186
Lotte Corp.	108	2,083
Lotte Energy Materials Corp.	68	1,948
LOTTE Fine Chemical Co. Ltd.	52	2,160
Lotte Shopping Co. Ltd.	46	2,460
LS Corp.	61	3,547
Meritz Financial Group, Inc.*	372	13,845
Mirae Asset Securities Co. Ltd.	1,014	4,967
NAVER Corp.	522	72,977
NCSoft Corp.	56	9,675
Netmarble Corp., 144A*	71	2,038
NH Investment & Securities Co. Ltd.	553	3,967
NongShim Co. Ltd.	11	3,618
OCI Co. Ltd.*	20	1,548
OCI Holdings Co. Ltd.	46	3,324
Orion Corp.	81	7,169
Ottogi Corp.	5	1,387
Pan Ocean Co. Ltd.	732	2,337
Paradise Co. Ltd.*	142	1,545
Pearl Abyss Corp.*	115	4,213
POSCO Future M Co. Ltd.	102	17,975
POSCO Holdings, Inc.	272	83,266
Posco International Corp.	167	6,229
S-1 Corp.	75	3,031
Samsung Biologics Co. Ltd., 144A*	64	33,645
Samsung C&T Corp.	311	24,589

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    39

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea (cont’d.)

Samsung Card Co. Ltd.	124	$2,880
Samsung Electro-Mechanics Co. Ltd.	207	19,139
Samsung Electronics Co. Ltd.	17,325	862,350
Samsung Engineering Co. Ltd.*	592	10,434
Samsung Fire & Marine Insurance Co. Ltd.	119	22,755
Samsung Heavy Industries Co. Ltd.*	2,295	11,634
Samsung Life Insurance Co. Ltd.	276	14,777
Samsung SDI Co. Ltd.	191	60,477
Samsung SDS Co. Ltd.	136	13,941
Samsung Securities Co. Ltd.	234	6,130
SD Biosensor, Inc.	136	972
Seegene, Inc.	120	1,700
Shinhan Financial Group Co. Ltd.	1,800	46,268
Shinsegae, Inc.	26	3,257
SK Biopharmaceuticals Co. Ltd.*	91	5,093
SK Bioscience Co. Ltd.*	77	3,466
SK Chemicals Co. Ltd.	37	1,549
SK Hynix, Inc.	1,963	170,471
SK IE Technology Co. Ltd., 144A*	95	4,189
SK Innovation Co. Ltd.*	213	19,405
SK Networks Co. Ltd.	404	1,668
SK Square Co. Ltd.*	366	11,565
SK, Inc.	129	13,601
SKC Co. Ltd.	71	4,152
S-Oil Corp.	154	7,600
Solus Advanced Materials Co. Ltd.	38	619
SSANGYONG C&E Co. Ltd.	309	1,275
Wemade Co. Ltd.	66	1,929
Woori Financial Group, Inc.	2,353	20,783
Yuhan Corp.	193	8,227

		2,668,084

Spain 2.2%

Acciona SA	87	10,968
ACS Actividades de Construccion y Servicios SA	807	29,184
Aena SME SA, 144A	256	37,146
Amadeus IT Group SA	1,641	93,657
Banco Bilbao Vizcaya Argentaria SA	21,795	171,466
Banco de Sabadell SA	19,190	23,861
Banco Santander SA	58,385	214,736
Bankinter SA	2,554	16,150
CaixaBank SA	13,788	56,056
Cellnex Telecom SA, 144A	2,041	59,997
Corp. ACCIONA Energias Renovables SA	212	5,742

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Spain (cont’d.)

EDP Renovaveis SA	1,076	$17,310
Enagas SA	937	15,675
Endesa SA	1,182	22,239
Grifols SA*	1,223	13,724
Iberdrola SA	21,869	243,227
Industria de Diseno Textil SA	3,827	132,100
Mapfre SA	3,686	7,662
Merlin Properties Socimi SA, REIT	1,256	10,472
Naturgy Energy Group SA	509	14,402
Redeia Corp. SA	1,608	25,077
Repsol SA	4,724	69,170
Telefonica SA	18,393	71,046

		1,361,067

Sweden 2.6%

Alfa Laval AB	1,140	36,944
Assa Abloy AB (Class B Stock)	3,543	75,519
Atlas Copco AB (Class A Stock)	9,209	119,248
Atlas Copco AB (Class B Stock)	5,506	61,850
Axfood AB	402	8,888
Beijer Ref AB	1,384	13,157
Boliden AB	1,008	25,838
Castellum AB	1,584	15,181
Electrolux AB (Class B Stock)*	805	6,774
Epiroc AB (Class A Stock)	2,307	38,007
Epiroc AB (Class B Stock)	1,408	19,550
EQT AB	1,533	28,008
Essity AB (Class B Stock)	2,246	51,213
Evolution AB, 144A	669	59,612
Fastighets AB Balder (Class B Stock)*	2,331	9,904
Getinge AB (Class B Stock)	841	15,141
H & M Hennes & Mauritz AB (Class B Stock)	2,402	32,270
Hexagon AB (Class B Stock)	7,702	62,768
Holmen AB (Class B Stock)	297	11,209
Husqvarna AB (Class B Stock)	1,534	9,940
Industrivarden AB (Class A Stock)	481	12,446
Industrivarden AB (Class C Stock)	559	14,416
Indutrade AB	1,063	18,840
Investment AB Latour (Class B Stock)	540	9,352
Investor AB (Class A Stock)	1,771	32,235
Investor AB (Class B Stock)	6,044	110,950
Kinnevik AB (Class B Stock)*	896	7,661
L E Lundbergforetagen AB (Class B Stock)	279	11,394
Lifco AB (Class B Stock)	855	15,645

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    41

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Sweden (cont’d.)

Nibe Industrier AB (Class B Stock)	5,298	$30,513
Saab AB (Class B Stock)	341	17,518
Sagax AB (Class B Stock)	648	11,731
Sagax AB (Class D Stock)	430	968
Sandvik AB	3,924	66,838
Securitas AB (Class B Stock)	1,809	14,491
Skandinaviska Enskilda Banken AB (Class A Stock)	5,940	66,287
Skandinaviska Enskilda Banken AB (Class C Stock)	100	1,150
Skanska AB (Class B Stock)	1,301	19,533
SKF AB (Class B Stock)	1,438	23,313
SSAB AB (Class A Stock)	893	5,350
SSAB AB (Class B Stock)	2,465	14,301
Svenska Cellulosa AB SCA (Class B Stock)	2,215	30,393
Svenska Handelsbanken AB (Class A Stock)	5,411	46,133
Svenska Handelsbanken AB (Class B Stock)	131	1,351
Sweco AB (Class B Stock)	751	6,924
Swedbank AB (Class A Stock)	3,670	60,274
Swedish Orphan Biovitrum AB*	658	13,537
Tele2 AB (Class B Stock)	2,010	14,274
Telefonaktiebolaget LM Ericsson (Class A Stock)	197	922
Telefonaktiebolaget LM Ericsson (Class B Stock)	10,650	47,709
Telia Co. AB	9,098	19,287
Trelleborg AB (Class B Stock)	840	21,243
Volvo AB (Class A Stock)	777	15,578
Volvo AB (Class B Stock)	5,502	109,023
Volvo Car AB (Class B Stock)*	1,999	6,895

		1,599,496

Switzerland 5.1%

ABB Ltd.	5,452	183,175
Adecco Group AG	592	22,403
Alcon, Inc.	1,793	128,336
Bachem Holding AG	114	8,281
Baloise Holding AG	141	20,246
Banque Cantonale Vaudoise	108	12,208
Barry Callebaut AG	13	19,711
Belimo Holding AG	34	14,315
BKW AG	67	11,263
Chocoladefabriken Lindt & Spruengli AG	8	88,570
Cie Financiere Richemont SA (Class A Stock)	1,869	220,496
Clariant AG*	856	12,162
DKSH Holding AG	70	4,287
DSM-Firmenich AG	640	58,020
Dufry AG*	295	10,341

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Switzerland (cont’d.)

Emmi AG	8	$7,554
EMS-Chemie Holding AG	28	19,154
Flughafen Zurich AG	71	13,267
Geberit AG	121	56,339
Georg Fischer AG	305	15,827
Givaudan SA	29	96,527
Helvetia Holding AG	127	17,073
Julius Baer Group Ltd.	777	46,046
Kuehne + Nagel International AG	183	49,348
Logitech International SA	581	45,731
Lonza Group AG	270	94,555
Novartis AG	7,578	709,449
Partners Group Holding AG	80	84,709
PSP Swiss Property AG	156	19,194
Sandoz Group AG*	1,505	39,128
Schindler Holding AG	69	13,451
Schindler Holding AG (Part. Cert.)	148	29,944
SGS SA	575	46,961
SIG Group AG*	1,201	26,478
Sika AG	490	117,262
Sonova Holding AG	194	45,981
Straumann Holding AG	394	46,565
Swatch Group AG (The)	194	9,396
Swatch Group AG (The) (Bearer Shares)	107	27,389
Swiss Life Holding AG	121	77,716
Swiss Prime Site AG	283	26,304
Swisscom AG	98	58,720
Tecan Group AG	46	13,239
Temenos AG	227	16,354
UBS Group AG	10,416	244,739
VAT Group AG, 144A	94	33,334
Zurich Insurance Group AG	541	256,971

		3,218,519

Taiwan 0.0%

FIT Hon Teng Ltd., 144A*	3,000	402

United Arab Emirates 0.0%

NMC Health PLC*^	372	—

United Kingdom 9.8%

3i Group PLC	3,472	81,861
abrdn PLC	7,298	13,933

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    43

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont’d.)

Admiral Group PLC	1,075	$31,941
Allfunds Group PLC	1,262	6,459
Ashtead Group PLC	1,590	91,191
Associated British Foods PLC	1,262	31,131
AstraZeneca PLC	5,403	676,476
Auto Trader Group PLC, 144A	3,326	25,159
Aviva PLC	10,219	49,496
B&M European Value Retail SA	3,399	21,882
BAE Systems PLC	11,114	149,443
Barclays PLC	56,496	90,679
Barratt Developments PLC	3,608	18,196
Beazley PLC	2,472	15,486
Berkeley Group Holdings PLC	392	19,269
BP PLC	61,930	378,146
British American Tobacco PLC	8,110	242,266
British Land Co. PLC (The), REIT	3,488	12,645
BT Group PLC	23,019	31,615
Bunzl PLC	1,247	44,488
Burberry Group PLC	1,393	28,710
Centrica PLC	20,286	38,834
CK Hutchison Holdings Ltd.	9,600	48,598
CNH Industrial NV	3,543	39,263
Compass Group PLC	6,353	160,168
ConvaTec Group PLC, 144A	6,199	15,404
Croda International PLC	513	27,341
DCC PLC	374	20,777
Dechra Pharmaceuticals PLC	422	19,559
Diageo PLC	8,094	306,083
Dowlais Group PLC	5,047	6,145
DS Smith PLC	4,821	16,722
Entain PLC	2,354	26,723
Halma PLC	1,381	31,056
Hargreaves Lansdown PLC	1,426	12,281
Hiscox Ltd.	1,279	14,604
Howden Joinery Group PLC	1,986	15,424
HSBC Holdings PLC	72,586	524,102
IMI PLC	969	17,305
Imperial Brands PLC	3,347	71,305
Informa PLC	5,206	45,107
InterContinental Hotels Group PLC	634	44,927
Intermediate Capital Group PLC	1,048	16,685
International Consolidated Airlines Group SA*	4,173	7,332
Intertek Group PLC	602	28,037
ITV PLC	14,051	10,941

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont’d.)

J Sainsbury PLC	6,490	$20,306
JD Sports Fashion PLC	9,292	14,448
Johnson Matthey PLC	674	12,253
Kingfisher PLC	7,068	18,048
Land Securities Group PLC, REIT	2,700	18,716
Legal & General Group PLC	21,859	56,320
Lloyds Banking Group PLC	236,703	115,203
London Stock Exchange Group PLC	1,659	167,385
M&G PLC	8,162	19,710
Melrose Industries PLC	4,878	27,774
National Grid PLC	13,396	159,720
NatWest Group PLC	20,187	43,923
Next PLC	454	38,064
Ocado Group PLC*	2,227	12,639
Pearson PLC	2,604	30,143
Pepco Group NV*	543	2,201
Persimmon PLC	1,198	14,836
Phoenix Group Holdings PLC	2,767	15,285
Reckitt Benckiser Group PLC	2,612	174,761
RELX PLC	6,912	241,420
Renishaw PLC	127	4,772
Rentokil Initial PLC	9,251	47,111
Rightmove PLC	3,062	17,657
Rolls-Royce Holdings PLC*	30,520	80,336
RS Group PLC	1,776	14,656
Sage Group PLC (The)	3,800	44,893
Schroders PLC	3,108	13,996
Segro PLC, REIT	4,443	38,619
Severn Trent PLC	1,006	32,502
Smith & Nephew PLC	3,228	36,125
Smiths Group PLC	1,339	26,265
Spirax-Sarco Engineering PLC	271	27,050
SSE PLC	3,975	78,997
St. James’s Place PLC	1,996	15,560
Standard Chartered PLC	8,438	64,697
Tate & Lyle PLC	1,513	11,610
Taylor Wimpey PLC	13,079	17,665
Tesco PLC	25,839	84,792
Unilever PLC	9,180	434,771
UNITE Group PLC (The), REIT	1,190	12,593
United Utilities Group PLC	2,545	32,916
Vodafone Group PLC	79,672	73,341
Weir Group PLC (The)	944	19,607
Whitbread PLC	734	29,762

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    45

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont’d.)

Wise PLC (Class A Stock)*	2,605	$21,173
WPP PLC	3,863	33,265

		6,143,081

United States 6.4%

Amcor PLC, CDI	5,292	46,693
CRH PLC	2,641	141,734
CSL Ltd.	1,756	259,523
Experian PLC	3,341	101,362
Ferguson PLC	747	112,202
Ferrovial SE	1,893	56,972
GSK PLC	14,667	261,465
Haleon PLC	20,158	80,795
Holcim AG*	1,857	114,814
James Hardie Industries PLC, CDI*	1,621	40,443
JS Global Lifestyle Co. Ltd., 144A	5,000	787
Nestle SA	9,782	1,054,879
Newmont Corp., CDI*	1,321	50,622
QIAGEN NV*	810	30,187
Roche Holding AG	2,533	652,779
Roche Holding AG (Bearer Shares)	105	28,614
Samsonite International SA, 144A*	4,800	14,866
Sanofi SA	3,985	361,863
Schneider Electric SE	1,954	300,637
Signify NV, 144A	471	12,210
Sims Ltd.	597	4,759
Stellantis NV	7,955	148,618
Swiss Re AG	1,052	114,945
Tenaris SA	1,703	26,930

		4,018,699

TOTAL COMMON STOCKS
(cost $48,834,516)		58,039,521

PREFERRED STOCKS 0.6%

Germany 0.3%

Bayerische Motoren Werke AG (PRFC)	208	17,686
Fuchs Petrolub SE (PRFC)	262	10,641
Henkel AG & Co. KGaA (PRFC)	610	44,003
Sartorius AG (PRFC)	90	22,558

See Notes to Financial Statements.

Description	Shares	Value

PREFERRED STOCKS (Continued)

Germany (cont’d.)

Sixt SE (PRFC)	67	$3,860
Volkswagen AG (PRFC)	733	77,735

		176,483

South Korea 0.3%

Amorepacific Corp. (PRFC)	46	1,246
CJ CheilJedang Corp. (PRFC)	4	367
Hanwha Corp. (3rd PRFC)	100	983
Hyundai Motor Co. (2nd PRFC)	135	10,029
Hyundai Motor Co. (PRFC)	88	6,499
LG Chem Ltd. (PRFC)	30	6,266
LG Electronics, Inc. (PRFC)	64	2,143
LG H&H Co. Ltd. (PRFC)	8	841
Mirae Asset Securities Co. Ltd. (2nd PRFC)	574	1,488
Samsung Electronics Co. Ltd. (PRFC)	3,002	119,854
Samsung Fire & Marine Insurance Co. Ltd. (PRFC)	10	1,370
Samsung SDI Co. Ltd. (PRFC)	5	810

		151,896

Spain 0.0%

Grifols SA (Class B Stock) (PRFC)*	957	7,656

TOTAL PREFERRED STOCKS (cost $347,722)		336,035

UNAFFILIATED EXCHANGE-TRADED FUND 3.5%

United States

iShares MSCI EAFE ETF (cost $2,243,058)	33,000	2,208,360

TOTAL LONG-TERM INVESTMENTS (cost $51,425,296)		60,583,916

SHORT-TERM INVESTMENTS 2.1%

AFFILIATED MUTUAL FUND 1.8%
PGIM Core Government Money Market Fund (cost $1,142,230)(wb)	1,142,230	1,142,230

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    47

Schedule of Investments  (continued)

as of October 31, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) 0.3%
U.S. Treasury Bills (cost $149,058)	5.330%	12/14/23	150	$149,051

TOTAL SHORT-TERM INVESTMENTS
(cost $1,291,288)				1,291,281

TOTAL INVESTMENTS 98.9%
(cost $52,716,584)				61,875,197
Other assets in excess of liabilities(z) 1.1%				712,253

NET ASSETS 100.0%				$62,587,450

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ASX—Australian Securities Exchange

CDI—Chess Depository Interest

CVA—Certificate Van Aandelen (Bearer)

EAFE—Europe, Australasia, Far East

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MSC—Morgan Stanley & Co. LLC

MSCI—Morgan Stanley Capital International

OTC—Over-the-counter

PRFC—Preference Shares

REITs—Real Estate Investment Trust

RSP—Savings Shares

SOFR—Secured Overnight Financing Rate

SPI—Share Price Index

STOXX—Stock Index of the Eurozone

TOPIX—Tokyo Stock Price Index

UTS—Unit Trust Security

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $0 and 0.0% of net assets.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

Futures contracts outstanding at October 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
1	ASX SPI 200 Index	Dec. 2023	$107,570	$(8,231)
6	Euro STOXX 50 Index	Dec. 2023	258,388	(13,626)
2	FTSE 100 Index	Dec. 2023	178,136	(5,545)
10	Mini MSCI EAFE Index	Dec. 2023	987,050	(65,864)
2	TOPIX Index	Dec. 2023	297,411	(7,195)

				$(100,461)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

MSC	$—	$149,051

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$4,426,053	$—
Austria	468	148,273	—
Belgium	—	428,459	—
Brazil	—	19,862	—
Burkina Faso	—	14,112	—
Cambodia	—	2,021	—
Chile	—	20,619	—
China	—	324,628	—

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    49

Schedule of Investments  (continued)

as of October 31, 2023

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Denmark	$—	$1,732,135	$—
Finland	6,666	587,108	—
France	—	5,375,871	—
Germany	—	4,144,353	—
Hong Kong	—	1,188,862	—	**
Indonesia	—	3,786	—
Ireland	—	178,294	—
Israel	—	303,861	—
Italy	—	1,328,239	—
Japan	—	13,941,549	—
Jordan	—	13,624	—
Luxembourg	—	72,809	—
Macau	—	80,472	—
Mexico	—	4,866	—
Netherlands	—	2,908,653	—
New Zealand	—	189,223	—
Nigeria	—	5,534	—
Norway	—	379,214	—
Poland	—	183,375	—
Portugal	—	97,257	—
Russia	—	—	—	**
Singapore	—	807,842	—
South Africa	—	112,085	—
South Korea	—	2,668,084	—
Spain	—	1,361,067	—
Sweden	—	1,599,496	—
Switzerland	39,128	3,179,391	—
Taiwan	—	402	—
United Arab Emirates	—	—	—	**
United Kingdom	—	6,143,081	—
United States	77,552	3,941,147	—
Preferred Stocks
Germany	—	176,483	—
South Korea	—	151,896	—
Spain	—	7,656	—
Unaffiliated Exchange-Traded Fund
United States	2,208,360	—	—
Short-Term Investments
Affiliated Mutual Fund	1,142,230	—	—
U.S. Treasury Obligation	—	149,051	—

Total	$3,474,404	$58,400,793	$—	**

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Other Financial Instruments*
Liabilities
Futures Contracts	$(100,461)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

**	Includes Level 3 investments with an aggregate value of $0.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2023 were as follows:

Banks	9.0%
Pharmaceuticals	7.9
Insurance	4.8
Oil, Gas & Consumable Fuels	4.2
Unaffiliated Exchange-Traded Fund	3.5
Metals & Mining	3.3
Automobiles	3.2
Semiconductors & Semiconductor Equipment	3.1
Chemicals	3.0
Food Products	2.9
Machinery	2.9
Textiles, Apparel & Luxury Goods	2.5
Capital Markets	2.4
Technology Hardware, Storage & Peripherals	2.0
Trading Companies & Distributors	1.9
Affiliated Mutual Fund	1.8
Personal Care Products	1.7
Health Care Equipment & Supplies	1.7
Beverages	1.6
Electric Utilities	1.6
Electrical Equipment	1.6
Aerospace & Defense	1.6
Hotels, Restaurants & Leisure	1.6
Diversified Telecommunication Services	1.6
Industrial Conglomerates	1.4
Electronic Equipment, Instruments & Components	1.4
Software	1.4
Professional Services	1.4
Consumer Staples Distribution & Retail	1.2
Real Estate Management & Development	1.2
Household Durables	1.1
Financial Services	1.0

Construction & Engineering	0.9%
Wireless Telecommunication Services	0.8
Building Products	0.8
Biotechnology	0.8
Automobile Components	0.8
Multi-Utilities	0.8
Broadline Retail	0.8
Specialty Retail	0.8
IT Services	0.7
Tobacco	0.7
Ground Transportation	0.7
Entertainment	0.7
Construction Materials	0.6
Household Products	0.6
Air Freight & Logistics	0.5
Life Sciences Tools & Services	0.5
Interactive Media & Services	0.4
Industrial REITs	0.4
Transportation Infrastructure	0.4
Media	0.4
Commercial Services & Supplies	0.4
Marine Transportation	0.4
Gas Utilities	0.3
Health Care Providers & Services	0.3
Retail REITs	0.3
Paper & Forest Products	0.3
Diversified REITs	0.3
Independent Power & Renewable Electricity Producers	0.3
U.S. Treasury Obligation	0.3
Containers & Packaging	0.2
Office REITs	0.2

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    51

Schedule of Investments  (continued)

as of October 31, 2023

Industry Classification (continued):

Communications Equipment	0.2%
Leisure Products	0.2
Passenger Airlines	0.2
Water Utilities	0.1
Diversified Consumer Services	0.1
Residential REITs	0.1
Health Care Technology	0.1
Consumer Finance	0.0	*
Energy Equipment & Services	0.0	*
Hotel & Resort REITs	0.0	*

Distributors	0.0	*%
Specialized REITs	0.0	*

	98.9
Other assets in excess of liabilities	1.1

	100.0%

*	Less than 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$100,461	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$276,671

See Notes to Financial Statements.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(59,557)

For the year ended October 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$1,849,008

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2023.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    53

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $51,574,354)	$60,732,967
Affiliated investments (cost $1,142,230)	1,142,230
Foreign currency, at value (cost $651,097)	643,318
Tax reclaim receivable	196,083
Receivable for Fund shares sold	157,311
Dividends receivable	150,594
Due from Manager	42,875
Due from broker—variation margin futures	8,812
Prepaid expenses	1,020

Total Assets	63,075,210

Liabilities

Payable for investments purchased	266,896
Payable for Fund shares purchased	115,821
Audit fee payable	29,681
Professional fees payable	25,409
Accrued expenses and other liabilities	24,061
Custodian and accounting fee payable	19,038
Shareholders’ reports fee payable	5,772
Trustees’ fees payable	973
Affiliated transfer agent fee payable	109

Total Liabilities	487,760

Net Assets	$62,587,450

Net assets were comprised of:
Paid-in capital	$56,847,189
Total distributable earnings (loss)	5,740,261

Net assets, October 31, 2023	$62,587,450

Class R6
Net asset value, offering price and redemption price per share, ($62,587,450 ÷ 5,161,580 shares of beneficial interest issued and outstanding)	$12.13

See Notes to Financial Statements.

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $238,091 foreign withholding tax)	$1,924,392
Affiliated dividend income	20,892
Interest income	7,066
Affiliated income from securities lending, net	1,758

Total income	1,954,108

Expenses
Management fee	165,050
Custodian and accounting fees	104,058
Pricing fees	70,587
Professional fees	66,309
Audit fee	29,680
Shareholders’ reports	19,753
Fund data services	11,362
Trustees’ fees	10,830
Commitment fees	5,164
Insurance expense	1,383
Transfer agent’s fees and expenses (including affiliated expense of $660)	796
Interest expense	341
Registration fees	222
Miscellaneous	25,554

Total expenses	511,089
Less: Fee waiver and/or expense reimbursement	(319,565)

Net expenses	191,524

Net investment income (loss)	1,762,584

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $119)	(698,633)
Futures transactions	276,671
Foreign currency transactions	34,412

(387,550)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $285)	7,665,283
Futures	(59,557)
Foreign currencies	4,846

7,610,572

Net gain (loss) on investment and foreign currency transactions	7,223,022

Net Increase (Decrease) In Net Assets Resulting From Operations	$8,985,606

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    55

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,762,584	$1,871,461
Net realized gain (loss) on investment and foreign currency transactions	(387,550)	(2,487,895)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	7,610,572	(18,902,484)

Net increase (decrease) in net assets resulting from operations	8,985,606	(19,518,918)

Dividends and Distributions
Distributions from distributable earnings Class R6	(1,557,701)	(2,691,266)

Fund share transactions
Net proceeds from shares sold (620,905 and 1,825,257 shares, respectively)	7,856,647	23,072,500
Net asset value of shares issued in reinvestment of dividends and distributions (133,023 and 192,233 shares, respectively)	1,557,701	2,691,265
Cost of shares purchased (1,197,009 and 1,952,166 shares, respectively)	(14,905,886)	(24,514,276)

Net increase (decrease) in net assets from Fund share transactions	(5,491,538)	1,249,489

Total increase (decrease)	1,936,367	(20,960,695)

Net Assets:

Beginning of year	60,651,083	81,611,778

End of year	$62,587,450	$60,651,083

See Notes to Financial Statements.

Financial Highlights

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.82	$14.73	$11.23	$12.16	$11.36
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.32	0.31	0.22	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	(3.76)	3.40	(0.82)	0.76
Total from investment operations	1.60	(3.44)	3.71	(0.60)	1.08
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.43)	(0.21)	(0.33)	(0.27)
Distributions from net realized gains	-	(0.04)	-	-	(0.01)
Total dividends and distributions	(0.29)	(0.47)	(0.21)	(0.33)	(0.28)
Net asset value, end of year	$12.13	$10.82	$14.73	$11.23	$12.16
Total Return(b):	14.87%	(24.07)%	33.21%	(5.21)%	9.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$62,587	$60,651	$81,612	$66,162	$50,807
Average net assets (000)	$66,020	$72,851	$82,645	$56,084	$45,226
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.29%	0.30%	0.30%	0.30%	0.30%
Expenses before waivers and/or expense reimbursement	0.77%	0.70%	0.69%	0.95%	1.12%
Net investment income (loss)	2.67%	2.57%	2.16%	1.93%	2.83%
Portfolio turnover rate(d)	8%	26%	23%	13%	13%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund    57

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 2 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Quant Solutions International Developed Markets Index Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to provide investment results that approximate the performance of the FTSE Developed Markets Ex-North America Net Index.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services —Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing

PGIM Quant Solutions International Developed Markets Index Fund    59

Notes to Financial Statements (continued)

transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is

PGIM Quant Solutions International Developed Markets Index Fund    61

Notes to Financial Statements (continued)

marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from

GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.25% of average daily net assets.	0.25%

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. Prior to July 1, 2023, the Manager has contractually agreed to limit total annual operating expenses after fee waivers and/or expense reimbursements (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) to 0.30% of the Fund’s average daily assets on an annualized basis. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from

PGIM Quant Solutions International Developed Markets Index Fund    63

Notes to Financial Statements (continued)

exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitation attributable to class R6 is as follows:

Class	Expense Limitations
R6	0.25%

Effective December 11, 2023, the Manager has contractually agreed to limit total annual operating expenses after fee waivers and/or expense reimbursements (exclusive of taxes, interest, distribution (12b-1 fees) and certain extraordinary expenses) to 0.19% of the Fund’s average daily net assets on an annualized basis.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R6 shares of the Fund. No distribution or service fees are paid to PIMS as distributor for Class R6 shares of the Fund.

PGIM, Inc., PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that,

subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$5,332,719	$10,687,230

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$ 8,000,563	$ 6,858,333	$ —	$ —	$1,142,230	1,142,230	$20,892

PGIM Institutional Money Market Fund(1)(b)(wb)
1,550,153	20,496,023	22,046,580	285	119	—	—	1,758(2)

$1,550,153	$28,496,586	$28,904,913	$285	$119	$1,142,230		$22,650

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$1,557,701	$—	$—	$1,557,701

PGIM Quant Solutions International Developed Markets Index Fund    65

Notes to Financial Statements (continued)

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$2,691,266	$—	$—	$2,691,266

For the year ended October 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$1,844,839	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$55,438,735	$17,455,082	$(11,119,081)	$6,336,001

The differences between GAAP basis and tax basis were primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, corporate spin-off adjustment, investment in partnerships and mark-to-market of futures contracts.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$2,426,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class R6 shares. Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, which may be divided into an unlimited number of series of such shares.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R6	5,137,371	99.5%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	7	87.2%
Unaffiliated	—	—

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

PGIM Quant Solutions International Developed Markets Index Fund    67

Notes to Financial Statements (continued)

The Fund utilized the SCA during the year ended October 31, 2023. The average daily balance for the 10 days that the Fund had loans outstanding during the period was approximately $221,600, borrowed at a weighted average interest rate of 5.54%. The maximum loan outstanding amount during the period was $514,000. At October 31, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Exchange-Traded Funds (“ETFs”) Risk: Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which it invests, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the Fund would be unable to sell its ETF shares unless and until trading is resumed.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

PGIM Quant Solutions International Developed Markets Index Fund    69

Notes to Financial Statements (continued)

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Index Investment Approach Risk: Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, the Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index. The Fund’s expenses, changes in securities markets, changes in the composition of the Index, errors in index provider data, and the timing of purchases and redemptions of Fund shares, among other things, may affect the correlation between Fund and Index performance. The Fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Small and Medium Sized Companies Risk: Small and medium sized companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and medium sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and medium sized companies generally are more illiquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

PGIM Quant Solutions International Developed Markets Index Fund    71

Notes to Financial Statements (continued)

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 2 and Shareholders of PGIM Quant Solutions International Developed Markets Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions International Developed Markets Index Fund (one of the funds constituting Prudential Investment Portfolios 2, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Quant Solutions International Developed Markets Index Fund    73

Tax Information (unaudited)

For the year ended October 31, 2023, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI):

Fund	QDI

PGIM Quant Solutions International Developed Markets Index Fund	95.09%

For the year ended October 31, 2023, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $157,923 foreign tax credit from recognized foreign source income of $1,841,523.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2023.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100	Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Quant Solutions International Developed Markets Index Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

		Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Quant Solutions International Developed Markets Index Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (‘‘PEO’’) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Quant Solutions International Developed Markets Index Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

PGIM Quant Solutions International Developed Markets Index Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Quant Solutions International Developed Markets Index Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Quant Solutions International Developed Markets Index Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Quant Solutions International Developed Markets Index Fund is a series of Prudential Investment Portfolios 2.

PGIM Quant Solutions International Developed Markets Index Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2022 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the management fee schedule for the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Quant Solutions International Developed Markets Index Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the for the one-year and the three-year periods ended December 31, 2022. The Board considered that the Fund commenced operations on November 17, 2016 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and five-year periods, and underperformed its benchmark index over the three-year period.

•

The Board noted that the Fund’s performance is consistent with the Fund’s objective and exhibits a similar composition and high correlation to the Fund’s benchmark index, the FTSE Developed Markets Ex-North America Net Index, minus expenses.

•	The Board further considered that the Fund outperformed its benchmark index and peer group average for the year-to-date and one-year periods ended March 31, 2023.

•

The Board and PGIM Investments agreed to a contractual cap on Fund expenses that (exclusive of certain fees and expenses) caps total annual operating expenses for Class R6 shares at 0.25% through February 28, 2025.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Quant Solutions International Developed Markets Index Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-
1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	655 Broad Street 16th Floor Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Quant Solutions International Developed Markets Index Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QUANT SOLUTIONS INTERNATIONAL DEVELOPED MARKETS INDEX FUND

SHARE CLASS	R6

NASDAQ	PQDMX

CUSIP	74440E607

MF243E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2023 and October 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $59,360 and $64,600, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(c) Tax Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(d) All Other Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2023 and October 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures—Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Prudential Investment Portfolios 2

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 18, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	December 18, 2023